                                                                   EXHIBIT 10.26

================================================================================






                             Star Gas Partners, L.P.
                              Petro Holdings, Inc.
                       Petroleum Heat and Power Co., Inc.

                        $103,000,000 Senior Secured Notes

       $73,000,000 8.05% Series A Senior Secured Notes due August 1, 2006 $30,000,000 8.73% Series B Senior Secured Notes due August 1, 2013



                                _________________


                             Note Purchase Agreement

                                _________________




                            Dated as of July 30, 2001

================================================================================

                                Table of Contents

                          (Not a part of the Agreement)

Section                               Heading                                                  Page
Section 1.          Authorization of Notes ...................................................   1

Section 2.          Sale and Purchase of Notes ...............................................   2

Section 3.          Closing ..................................................................   3

Section 4.          Conditions to Closing ....................................................   3

     Section 4.1.   Representations and Warranties ...........................................   3
     Section 4.2.   Performance; No Default. .................................................   3
     Section 4.3.   Basic Documents ..........................................................   3
     Section 4.4.   Security Documents .......................................................   3
     Section 4.5.   Compliance Certificates ..................................................   4
     Section 4.6.   Opinions of Counsel ......................................................   4
     Section 4.7.   Purchase Permitted By Applicable Law, etc ................................   4
     Section 4.8.   Sale of Other Notes ......................................................   4
     Section 4.9.   Payment of Special Counsel Fees. .........................................   4
     Section 4.10.  Private Placement Number .................................................   5
     Section 4.11.  Changes in Corporate Structure ...........................................   5
     Section 4.12.  Related Transactions .....................................................   5
     Section 4.13.  Proceedings and Documents ................................................   5

Section 5.          Representations and Warranties of the Constituent Companies ..............   5

     Section 5.1.   Organization; Power and Authority ........................................   5
     Section 5.2.   Authorization, etc .......................................................   6
     Section 5.3.   Disclosure ...............................................................   6
     Section 5.4.   Organization and Ownership of Shares of Subsidiaries; Affiliates .........   6
     Section 5.5.   Financial Statements .....................................................   7
     Section 5.6.   Compliance with Laws, Other Instruments, etc .............................   7
     Section 5.7.   Governmental Authorizations, etc .........................................   7
     Section 5.8.   Litigation; Observance of Agreements, Statutes and Orders ................   8
     Section 5.9.   Taxes ....................................................................   8
     Section 5.10.  Title to Property; Leases ................................................   8
     Section 5.11.  Licenses, Permits, etc ...................................................   9
     Section 5.12.  Compliance with Erisa ....................................................   9
     Section 5.13.  Private Offering by the Company ..........................................  10
     Section 5.14.  Use of Proceeds; Margin Regulations ......................................  10

     Section 5.15.    Existing Indebtedness; Future Liens ................................   10
     Section 5.16.    Foreign Assets Control Regulations, etc ............................   11
     Section 5.17.    Status under Certain Statutes ......................................   11
     Section 5.18.    Environmental Matters ..............................................   11
     Section 5.19.    Parity Debt ........................................................   12

Section 6.            Representations of the Purchaser ...................................   12

     Section 6.1.     Purchase for Investment ............................................   12
     Section 6.2.     Source of Funds ....................................................   12

     Section 7.       Information as to Constituent Companies ............................   13

     Section 7.1.     Financial and Business Information .................................   13
     Section 7.2.     Officer's Certificate ..............................................   17
     Section 7.3.     Inspection .........................................................   17

Section 8.            Prepayment of the Notes ............................................   18

     Section 8.1.     Required Prepayments ...............................................   18
     Section 8.2.     Optional Prepayments with Make-whole Amount ........................   18
     Section 8.3.     Prepayment on Change of Control ....................................   19
     Section 8.4.     Allocation of Partial Prepayments ..................................   21
     Section 8.5.     Maturity; Surrender, etc ...........................................   21
     Section 8.6.     Purchase of Notes ..................................................   22
     Section 8.7.     Make-Whole Amount ..................................................   22

Section 9.            Affirmative Covenants ..............................................   23

     Section 9.1.     Compliance with Law ................................................   23
     Section 9.2.     Insurance ..........................................................   24
     Section 9.3.     Maintenance of Properties ..........................................   24
     Section 9.4.     Payment of Taxes and Claims ........................................   24
     Section 9.5.     Corporate Existence, etc ...........................................   24
     Section 9.6.     Maintenance of Ownership of Petro Holdings and the Company .........   25
     Section 9.7.     Maintenance of a Rating of the Notes ...............................   25

Section 10.           Negative Covenants .................................................   25

     Section 10.1.    Petro Holdings and its Subsidiaries ................................   25
          Section 10.1.1.  Line of Business ..............................................   25
          Section 10.1.2.  Incurrence of Debt ............................................   25
          Section 10.1.3.  Liens .........................................................   26
          Section 10.1.4.  Restricted Payments and Restricted Investments ................   28
          Section 10.1.5.  No Limitation on Dividends by Subsidiaries ....................   29
          Section 10.1.6.  Sale of Assets, etc ...........................................   30
          Section 10.1.7.  Merger, Consolidation, etc ....................................   30
          Section 10.1.8.  Transactions with Affiliates ..................................   32

     Section 10.2.    Star Partners and its Subsidiaries ....................................  32
          Section 10.2.1.  Restricted Payments and Restricted Investments ...................  32
          Section 10.2.2.  Merger, Consolidation, etc .......................................  32

Section 11.           Events of Default .....................................................  33

Section 12.           Remedies on Default, etc ..............................................  36

     Section 12.1.    Acceleration ..........................................................  36
     Section 12.2.    Other Remedies ........................................................  36
     Section 12.3.    Rescission ............................................................  37
     Section 12.4.    No Waivers or Election of Remedies, Expenses, etc .....................  37

Section 13.           Registration; Exchange; Substitution of Notes .........................  37

     Section 13.1.    Registration of Notes .................................................  37
     Section 13.2.    Transfer and Exchange of Notes ........................................  37
     Section 13.3.    Replacement of Notes ..................................................  38

Section 14.           Payments on Notes .....................................................  38

     Section 14.1.    Place of Payment ......................................................  38
     Section 14.2.    Home Office Payment ...................................................  39

Section 15.           Expenses, etc .........................................................  39

     Section 15.1.    Transaction Expenses ..................................................  39
     Section 15.2.    Survival ..............................................................  39

Section 16.           Survival of Representations and Warranties; Entire Agreement ..........  39

Section 17.           Amendment and Waiver ..................................................  40

     Section 17.1.    Requirements ..........................................................  40
     Section 17.2.    Solicitation of Holders of Notes ......................................  40
     Section 17.3.    Binding Effect, etc ...................................................  41
     Section 17.4.    Notes Held by Company, etc ............................................  41

Section 18.           Notices ...............................................................  41

Section 19.           Reproduction of Documents .............................................  42

Section 20.           Miscellaneous .........................................................  42

     Section 20.1.    Intercreditor Agreement; Successors and Assigns .......................  42
     Section 20.2.    Payments Due on Non-business Days .....................................  42

     Section 20.3.  Severability ...........................................  42
     Section 20.4.  Construction ...........................................  42
     Section 20.5.  Counterparts ...........................................  43
     Section 20.6.  Governing Law ..........................................  43

Signature ..................................................................  44

Schedule A       --   Information Relating to Purchasers

Schedule B       --   Defined Terms

Schedule 5.4     --   Subsidiaries of the Company and Ownership of Subsidiary
                      Stock

Schedule 5.5     --   Financial Statements

Schedule 5.15    --   Existing Indebtedness

Schedule 10.1.4  --   Existing Investments

Exhibit 1(a)     --   Form of Senior Secured Notes

Exhibit 1(c)-1   --   Form of Original Intercreditor Agreement

Exhibit 1(c)-2   --   Form of First Intercreditor Agreement Supplement

Exhibit 1(c)-3   --   Form of Second Intercreditor Agreement Supplement

Exhibit 1(e)     --   Intercreditor Agreement and Security Documents Amendments

Exhibit 4.6(a)   --   Form of Opinion of Special Counsel for the Company

Exhibit 4.6(b)   --   Form of Opinion of Special Counsel for the Purchasers

Exhibit 20.1     --   Form of Intercreditor Agreement Joinder

                             Star Gas Partners, L.P.
                              Petro Holdings, INC.
                       Petroleum Heat and Power Co., Inc.
                                Davenport Street
                           Stamford, Connecticut 06904

                        $103,000,000 Senior Secured Notes

       $73,000,000 8.05% Series A Senior Secured Notes due August 1, 2006 $30,000,000 8.73% Series B Senior Secured Notes due August 1, 2013

                                                                     Dated as of
                                                                   July 30, 2001

To each of the Purchasers listed in
 the attached Schedule A:

Ladies and Gentlemen:

     Star Gas Partners, L.P., a Delaware limited partnership, Petro Holdings, Inc., a Minnesota corporation, and Petroleum Heat and Power Co., Inc., a Minnesota corporation (respectively, "Star Partners", "Petro Holdings" and the "Company" and collectively, the "Constituent Companies"), agree with you as follows:

Section 1.  Authorization of Notes.

     (a) The Company will authorize the issue and sale of $103,000,000 aggregate principal amount of its Senior Secured Notes, comprised of $73,000,000 8.05% Series A Senior Secured Notes due August 1, 2006 and $30,000,000 8.73% Series B Senior Secured Notes due August 1, 2013 (respectively, the "Series A Notes" and the "Series B Notes" and collectively, the "Notes," each such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1(a), with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

     (b) Pursuant to the Intercreditor Agreement Joinder you and the Other Purchasers will join into the Intercreditor Agreement.

     (c) Giving effect to the Intercreditor Agreement Joinder, the Notes will be secured by (i) an Intercreditor and Trust Agreement substantially in the form attached hereto as Exhibit 1(c)-1 (the "Original Intercreditor Agreement"), as supplemented by the First Supplement dated as of October 1, 2000, substantially in the form attached hereto as Exhibit 1(c)-2 (the "First Intercreditor Agreement Supplement"), and by the Second Supplement

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


dated as of June 1, 2001, substantially in the form attached hereto as Exhibit 1(c)-3 (the "Second Intercreditor Agreement Supplement"; the Original Intercreditor Agreement, as supplemented by the First Intercreditor Agreement Supplement and the Second Intercreditor Agreement Supplement being hereinafter referred to as the "Intercreditor Agreement"), securing the Notes, the 1999 Senior Notes, the 2000 Senior Notes, other Parity Debt and the Debt outstanding under the Credit Agreement and (ii) the Security Documents referred to in the Intercreditor Agreement.

     (d) Giving effect to the Intercreditor Agreement Joinder, the payment of the Notes will be jointly and severally guaranteed by (i) Star Partners and Petro Holdings (collectively, the "Parent Guarantors") under and pursuant to a Guarantee Agreement, substantially in the form attached to the Original Intercreditor Agreement as Exhibit A thereto, as amended by the First Intercreditor Agreement Supplement (as so amended, the "Parent Guarantee Agreement"), and (ii) the Subsidiaries of Petro Holdings (other than the Company) (collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors together with the Parent Guarantors being hereinafter referred to collectively as the "Guarantors") under and pursuant to a Guarantee Agreement, substantially in the form attached to the Original Intercreditor Agreement as Exhibit B, as amended by the First Intercreditor Agreement Supplement (as so amended, the "Subsidiary Guarantee Agreement"). The Subsidiary Guarantee Agreement and the Parent Guarantee Agreement are hereinafter referred to collectively as the "Guarantee Agreements".

     (e) The Constituent Companies will use their best efforts to cause the Intercreditor Agreement and the Security Documents to be amended to make the changes indicated by blacklining in Exhibit 1(e) hereto. If such amendments have not been executed and delivered by all necessary parties to give them full force and effect by February 1, 2002, the Company will on that date pay you a fee in the amount of 0.25% of your commitment set forth in Schedule A hereto.

Section 2.  Sale and Purchase of Notes.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes of the Series and in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the Series specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Section 3.  Closing.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 A.M. Chicago time, at a closing (the "Closing") on August 13, 2001 or on such other Business Day thereafter on or prior to August 31, 2001 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $200,000 or, if less, the aggregate amount of your purchase, as you may request at least three Business Days prior to the Closing) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to Petro, Inc., Chase Manhattan Bank, Account #022-0-98571, ABA #021000021. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Section 4.  Conditions to Closing.

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

  Section 4.1. Representations and Warranties. The representations and warranties of the Constituent Companies in this Agreement shall be correct when made and at the time of the Closing.

  Section 4.2. Performance; No Default. Each Constituent Company shall have performed and complied with all agreements and conditions contained in this Agreement and the other Basic Documents to which it is a party required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing. None of the Constituent Companies nor any Subsidiary shall have entered into any transactions since the date of the Memorandum that would have been prohibited by
Section 10 hereof had such Section applied since such date.

  Section 4.3. Basic Documents. The Basic Documents shall have been duly executed and delivered by the parties thereto.

  Section 4.4. Security Documents. The Security Documents (or financing statements or other notices with respect thereto) shall have been duly recorded or filed for record in all public

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


offices where such recording or filing is necessary to perfect the Lien and security interest thereof as against creditors of and purchasers from the grantors.

  Section 4.5. Compliance Certificates.

     (a) Officer's Certificate. Each Constituent Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1 through 4.4, both inclusive, and
Section 4.11 have been fulfilled.

     (b) Secretary's Certificate. Each Constituent Company and each Subsidiary of Petro Holdings shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Basic Documents to which it is a party.

  Section 4.6. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Phillips Nizer Benjamin Krim & Ballon LLP, counsel for the Constituent Companies, covering the matters set forth in Exhibit 4.6(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Constituent Companies hereby instruct their counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.6(b) and covering such other matters incident to such transactions as you may reasonably request.

  Section 4.7. Purchase Permitted by Applicable Law, etc. On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

  Section 4.8. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in Schedule A.

  Section 4.9. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.6 to the extent reflected in a

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

     Section 4.10. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of the Notes.

     Section 4.11. Changes in Corporate Structure. None of the Constituent Companies shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     Section 4.12. Related Transactions. Contemporaneously with the Closing, the Meenan Acquisition shall have been consummated and the Star Partners Public Offering shall have been consummated, and you shall have received an opinion from special counsel for the Company to that effect.

     Section 4.13. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Section 5.  Representations and Warranties of the Constituent Companies.

     The Constituent Companies jointly and severally represent and warrant to you that:

     Section 5.1. Organization; Power and Authority. Each Constituent Company other than Star Partners is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Star Partners is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Constituent Company has the corporate or partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Basic Documents to which it is a party and to perform the provisions hereof and thereof. Star Gas LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to perform its obligations as general partner of Star Partners and Star Propane. Each representation and warranty made by any

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

Constituent Company in or pursuant to the Credit Agreement was true and correct in all material respects when made.

   Section 5.2. Authorization, etc. The Basic Documents to which it is a party have been duly authorized by all necessary corporate or partnership action, as applicable, on the part of each Constituent Company, and this Agreement constitutes, and upon execution and delivery thereof each other Basic Document to which it is a party will constitute, a legal, valid and binding obligation of such Constituent Company enforceable against such Constituent Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

   Section 5.3. Disclosure. The Company, through its agents, Banc of America Securities, LLC and First Union Securities, Inc., has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated June, 2001 (the "Memorandum"), relating to the transactions contemplated hereby. Taken as a whole, the Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of Star Partners and its Subsidiaries and the transactions contemplated hereby. This Agreement, the other Basic Documents, the Memorandum and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since September 30, 2000, there has been no change in the financial condition, operations, business, properties or prospects of any Constituent Company or any of its Subsidiaries except as set forth in the Memorandum and except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on such Constituent Company. There is no fact known to any Constituent Company that could reasonably be expected to have a Material Adverse Effect on such Constituent Company that has not been set forth herein or in the Memorandum.

   Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of Star Partners' Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by Star Partners and each other Subsidiary, (ii) of Star Partners' Affiliates, other than Subsidiaries, and (iii) of each Constituent Company's directors and senior officers.

   (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by Star Partners and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by Star Partners or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     (c) Each Subsidiary of Star Partners identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any Constituent Company. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (d) No Subsidiary of Star Partners is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

   Section 5.5. Financial Statements. Each Constituent Company has delivered to each Purchaser copies of the financial statements of such Constituent Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of such Constituent Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

   Section 5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by each Constituent Company of the Basic Documents to which it is a party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Constituent Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Constituent Company or any Subsidiary is bound or by which such Constituent Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Constituent Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Constituent Company or any Subsidiary.

   Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

connection with the execution, delivery or performance by any Constituent Company of the Basic Documents to which it is a party.

   Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of any Constituent Company, threatened against or affecting such Constituent Company or any Subsidiary or any property of such Constituent Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on such Constituent Company.

     (b) No Constituent Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on such Constituent Company.

   Section 5.9. Taxes. Each Constituent Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material to such Constituent Company or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Constituent Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. No Constituent Company knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect on such Constituent Company. The charges, accruals and reserves on the books of each Constituent Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1992.

   Section 5.10. Title to Property; Leases. Each Constituent Company and its Subsidiaries have good and sufficient title to their respective properties, including all such properties reflected in its most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by such Constituent Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business and except for title defects which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any Constituent Company), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material to any Constituent Company are valid and subsisting and are in full force and effect in all Material respects.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

   Section 5.11. Licenses, Permits, etc. (a) Each Constituent Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material to such Constituent Company, without known conflict with the rights of others.

     (b) To the best knowledge of each Constituent Company, no product of such Constituent Company infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person.

     (c) To the best knowledge of each Constituent Company, there is no Material violation by any Person of any right of such Constituent Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by such Constituent Company or any of its Subsidiaries.

   Section 5.12. Compliance with ERISA. (a) Each Constituent Company and each ERISA Affiliate of such Constituent Company has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect on such Constituent Company. Neither any Constituent Company nor any ERISA Affiliate of such Constituent Company has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by such Constituent Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of such Constituent Company or any ERISA Affiliate of such Constituent Company, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material to such Constituent Company.

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of December 31, 1999 on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $6,500,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in section 3 of ERISA.

     (c) Each Constituent Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material to such Constituent Company.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     (d) The expected post-retirement benefit obligation (determined as of the last day of each Constituent Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of such Constituent Company and its Subsidiaries is not Material to such Constituent Company.

     (e) The execution and delivery of the Basic Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Constituent Companies in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

   Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 60 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act.

   Section 5.14. Use of Proceeds; Margin Regulations. The net proceeds from the sale of the Notes will be used for corporate purposes. None of the transactions contemplated in the Basic Documents (including, without limitation thereof, the use of proceeds from the issuance of the Notes) will violate or result in a violation of Section 7 of the Exchange Act or any regulation issued pursuant thereto, including, without limitation, Regulations U, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither the Company nor any Subsidiary owns or intends to carry or purchase any "margin stock" within the meaning of said Regulation U. None of the proceeds from the sale of the Notes will be used to purchase, or refinance any borrowing, the proceeds of which were used to purchase any "security" within the meaning of the Exchange Act.

   Section 5.15. Existing Indebtedness; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of each Constituent Company and its Subsidiaries as of June 30, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of any Constituent Company or its Subsidiaries. Neither any Constituent Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of any Constituent Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of any Constituent Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither Petro Holdings nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien other than the Lien of the Security Documents.

          Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          Section 5.17. Status under Certain Statutes. Neither any Constituent Company nor any Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

          Section 5.18. Environmental Matters. Neither any Constituent Company nor any of its Subsidiaries has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Constituent Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect on any Constituent Company. Without limiting the foregoing:

                    (a) neither any Constituent Company nor any of its Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect on any Constituent Company;

                    (b) neither any Constituent Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect on any Constituent Company; and

                    (c) all buildings on all real properties now owned, leased or operated by each Constituent Company or any of its Subsidiaries are in compliance with applicable

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


             Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect on such Constituent Company.

          Section 5.19. Parity Debt. Upon delivery thereof the Notes will constitute "Parity Debt" within the meaning of the Intercreditor Agreement and the Security Documents, and you will be entitled to all rights and benefits of a Secured Party under the Intercreditor Agreement and the Security Documents upon your execution and delivery of the Intercreditor Agreement Joinder.

Section 6.     Representations of the Purchaser.

          Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. You acknowledge that the Company has no obligation hereunder or under any of the other Basic Documents to register the Notes pursuant to the provisions of the Securities Act.

          Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                   (a) the Source is an "insurance company general account"
             within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

                   (b) the Source is either (i) an insurance company pooled
             separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph
             (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


           (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

           (d)    the Source is a governmental plan; or

           (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

           (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (b), (c) or
(e) above, the Company shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7.   Information as to Constituent Companies.

     Section 7.1. Financial and Business Information. Each Constituent Company shall deliver to each holder of Notes that is an Institutional Investor:

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of such Constituent Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

              (i) consolidated (and in the case of Petro Holdings consolidating) balance sheets of such Constituent Company and its Subsidiaries as at the end of such quarter, and

              (ii) consolidated (and in the case of Petro Holdings consolidating) statements of income, changes in shareholders' or partners' equity and cash flows of such Constituent Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in the case of each consolidated statement in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of such Constituent Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of such Constituent Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

         (b) Annual Statements -- within 105 days after the end of each fiscal year of such Constituent Company, duplicate copies of:

              (i) consolidated (and in the case of Petro Holdings consolidating) balance sheets of such Constituent Company and its Subsidiaries, as at the end of such year, and

              (ii) consolidated (and in the case of Petro Holdings consolidating) statements of income, changes in shareholders' or partners' equity and cash flows of such Constituent Company and its Subsidiaries, for such year, setting forth in the case of each consolidated statement in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

              (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly, in all material respects, the financial position of

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


           the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

               (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of such Constituent Company's Annual Report on Form 10-K for such fiscal year (together with such Constituent Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

           (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by such Constituent Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by such Constituent Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by such Constituent Company or any Subsidiary to the public concerning developments that are Material to such Constituent Company;

           (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer of such Constituent Company becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action such Constituent Company is taking or proposes to take with respect thereto;

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


           (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer of such Constituent Company becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that such Constituent Company or an ERISA Affiliate of such Constituent Company proposes to take with respect thereto:

                (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Constituent Company or any ERISA Affiliate of such Constituent Company of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                (iii) any event, transaction or condition that could result in the incurrence of any liability by such Constituent Company or any ERISA Affiliate of such Constituent Company pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of such Constituent Company or any ERISA Affiliate of such Constituent Company pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect on such Constituent Company;

           (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to such Constituent Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect on such Constituent Company; and

           (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of such Constituent Company or any of its Subsidiaries or relating to the ability of such Constituent Company to perform its obligations under the Basic Documents to which such Constituent Company is a party as from time to time may be reasonably requested by any such holder of Notes.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of such Constituent Company setting forth:

              (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether (i) in the case of the certificate of the Senior Financial Officer of Petro Holdings, whether Petro Holdings was in compliance with the requirements of Section 10.1 hereof during the quarterly or annual period covered by the statements then being furnished (including, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence) and (ii) in the case of the certificate of the Senior Financial Officer of Star Partners, whether Star Partners was in compliance with the requirements of Section 10.2 hereof during the quarterly or annual period covered by the statements then being furnished (including, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence); and

              (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of such Constituent Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of such Constituent Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action such Constituent Company shall have taken or proposes to take with respect thereto.

     Section 7.3. Inspection. Each Constituent Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

              (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Constituent Company, to visit the principal executive office of such Constituent Company, to discuss the affairs, finances and accounts of such Constituent Company and its Subsidiaries with the Company's officers, and (with the consent of such Constituent Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Constituent Company, which consent will not be unreasonably withheld) to visit the other offices and properties of such Constituent Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


           (b) Default -- if a Default or Event of Default then exists, at the expense of such Constituent Company, to visit and inspect any of the offices or properties of such Constituent Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision such Constituent Company authorizes said accountants to discuss the affairs, finances and accounts of such Constituent Company and its Subsidiaries), all at such times and as often as may be requested.

Section 8.   Prepayment of the Notes.

     Section 8.1. Required Prepayments.

     (a) Series A Notes. The entire outstanding principal amount of the Series A Notes shall be due on August 1, 2006. Except as set forth in Section 8.2, the Series A Notes may not be prepaid prior to maturity at the option of the Company.

     (b) Series B Notes. On August 1, 2009 and on the first day of each August thereafter to and including August 1, 2012, the Company will prepay $6,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series B Notes pursuant to Section 8.2 or 8.3 or purchase of the Series B Notes permitted by
Section 8.6, the principal amount of each required prepayment of the Series B Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or purchase.

     Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 or such lesser principal amount of the Notes as may then be outstanding, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


to each holder of Notes a certificate of a Senior Financial Officer of the Company specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Prepayment on Change of Control.

     (a) Notice of Change in Control or Control Event. Each Constituent Company will, within 15 days after such Constituent Company obtains knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section. If a Change in Control has occurred, any such notice from the Company shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this Section and shall be accompanied by the certificate described in subparagraph (g) of this Section.

     (b) Condition to Action. No Constituent Company will take any action that consummates or finalizes a Change in Control unless (i) at least 60 days prior to such action the Company shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section, accompanied by the certificate described in subparagraph (g) of this Section, and (ii) contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with this Section.

     (c) Offer To Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section shall be an offer to prepay, in accordance with and subject to this Section, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section, such date shall be not less than 30 days and not more than 90 days after the date of such offer.

     (d) Acceptance. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section by causing a notice of such acceptance or rejection to be delivered to the Company at least 15 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to timely respond to an offer to prepay made pursuant to this Section shall be deemed to constitute an acceptance of such offer by such holder.

     (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section shall be at 100% of the principal amount of such Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. Two Business Days preceding the date of prepayment, the Company shall deliver to each holder of the Notes being prepaid a statement showing the Make-Whole Amount due in connection with such prepayment and setting forth the details of the

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


computation of such amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section.

     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. Each Constituent Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by such Constituent Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section in respect of such Change in Control shall be deemed rescinded). In the event of any such deferral, each holder of Notes shall have the privilege by written notice to the Company of rescinding its acceptance pursuant to paragraph (d) of this Section of the Company's offer to prepay the Notes held by such holder.

     (g) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section shall be accompanied by a certificate, executed by the Chief Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid; (iv) the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of prepayment), setting forth details of such computation; (v) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (vi) in reasonable detail, the nature and date or proposed date of the Change in Control; and (vii) that a failure to timely respond to an offer of prepayment pursuant to this Section 8.3 shall be deemed to constitute an acceptance of such offer.

     (h) "Change in Control" Defined. "Change in Control" means any of the following events or circumstances:

          (i) any issue, sale or other disposition of shares of membership interests in Star Gas LLC which results in the number of membership interests entitled to vote for directors beneficially owned by the Sevin Group being less than a majority of the issued and outstanding membership interests entitled to vote for directors, other than a disposition of membership interests to a testamentary trust, all beneficiaries of which are members of the immediate family of a member of the Sevin Group and all trustees of which are members of the Sevin Group and, under the terms of the trust, have the power to vote such membership interests on all matters as to which the holders of such membership interests have the power to vote, so long as, giving effect to any such disposition, the Sevin Group has beneficial ownership or voting control of a sufficient number of shares of the membership interests in Star Gas LLC to entitle them to elect,

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     and they do elect, at least the smallest number of directors that is necessary to constitute a majority of the Board of Directors of Star Gas LLC; or

          (ii) any event which results in Star Gas LLC failing to be the sole general partner of Star Partners or Star Propane.

     (i) "Control Event" Defined. "Control Event" means:

          (i) the execution by any Constituent Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

          (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

          (iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock or other equity interest of any Constituent Company or an Affiliate, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

     (j) "Sevin Group" Defined. "Sevin Group" means Audrey L. Sevin and Irik P. Sevin and any trust over which such persons have the sole voting power.

     Section 8.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes (other than a prepayment pursuant to Section 8.3 or a Debt Prepayment Application), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of all Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

     Section 8.5. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     Section 8.6. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of 25% or more of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of the Notes of such fact and the expiration date for the acceptance by such holders shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.5% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the constant maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the constant maturity closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into
     (ii) the sum of the products obtained by multiplying (a) the principal component of such Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.3 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 9. Affirmative Covenants.

     Star Partners covenants that so long as any of the Notes is outstanding:

     Section 9.1. Compliance with Law. Star Partners will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which they are respectively subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any Constituent Company.

     Section 9.2. Insurance. Star Partners will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section 9.3. Maintenance of Properties. Star Partners will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent Star Partners or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and Star Partners has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any Constituent Company.

     Section 9.4. Payment of Taxes and Claims. Star Partners will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their respective properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of Star Partners or any Subsidiary, provided that neither Star Partners nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by Star Partners or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and Star Partners or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of Star Partners or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect on any Constituent Company.

     Section 9.5. Corporate Existence, etc. Star Partners will at all times preserve and keep in full force and effect its partnership existence. Star Partners will at all times preserve and keep in full force and effect the corporate or partnership existence, as applicable, of each of its Subsidiaries and all rights and franchises of Star Partners and its Subsidiaries unless, in the good faith judgment of Star Partners, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate,

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

have a Material Adverse Effect on any Constituent Company. Star Partners will in all events preserve and keep in full force and effect the corporate existence of the Company and Petro Holdings, except that nothing in this Section 9.5 or
Section 9.6 shall be deemed to preclude a merger of the Company into Petro Holdings so long as, giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

     Section 9.6. Maintenance of Ownership of Petro Holdings and the Company. Star Partners will at all times preserve and maintain its beneficial ownership, directly or indirectly, of all of the issued and outstanding capital stock of Petro Holdings, free of all Liens, and Petro Holdings will at all times preserve and maintain its beneficial ownership of at least 99% of the issued and outstanding capital stock of the Company, free of all Liens.

     Section 9.7. Maintenance of a Rating of the Notes. Star Partners will cause a rating of the Notes at all times to be maintained in effect by Fitch IBCA, Inc., or another nationally recognized securities rating organization that has not been objected to by the Required Holders of any Series.

Section 10.   Negative Covenants.

Section 10.1. Petro Holdings and its Subsidiaries.

     Section 10.1.1. Line of Business. Petro Holdings will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which Petro Holdings and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which Petro Holdings and its Subsidiaries, taken as a whole, are engaged, as described in the Memorandum.

     Section 10.1.2. Incurrence of Debt. (a) Neither Petro Holdings nor the Company will, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, other than

          (i) Debt of the Company under the Working Capital Facility, so long as (x) amounts outstanding thereunder do not exceed, at any time, the lesser of (1) 85% of eligible accounts receivable and (2) $123,000,000, and
     (y) there shall have been during the immediately preceding 365 days a period of at least 45 consecutive days on which there shall have been no Debt outstanding under the Working Capital Facility;

          (ii) Debt of the Company or Petro Holdings issued in exchange for, or all of the proceeds of which are used to refinance, any outstanding Debt provided that (x) the principal amount of such Debt shall not exceed the principal amount of the Debt so exchanged or refinanced, (y) such Debt (1) shall not mature prior to the stated maturity of the Debt so exchanged or refinanced and (2) shall have a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of the

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     Debt so exchanged or refinanced, and (z) if the Debt so exchanged or refinanced is subordinate in ranking to the Notes, such new Debt shall also be subordinate to the Notes;

          (iii) the undrawn balance of the Letter of Credit Facility;

          (iv) Debt of Petro Holdings under the Parent Guarantee Agreement relating to the Credit Agreement, the 1999 Senior Notes, the 2000 Senior Notes, the Notes and any other Parity Debt; and

          (v) Debt of the Company or Petro Holdings in addition to that permitted under clauses (i) through (iv) above, provided that on the date the Company or Petro Holdings becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                (x) the ratio of Consolidated Pro Forma Total Debt to Consolidated Pro Forma Operating Cash Flow for the Four-Quarter Period then most recently ended at least 30 days prior to the date of determination would not exceed 4.5 to 1.0,

                (y) the ratio of Consolidated Pro Forma Operating Cash Flow to Consolidated Pro Forma Interest Expense is at least 2.25 to 1.0 for the Four-Quarter Period then most recently ended at least 30 days prior to the date of determination, and

                (z) no Default or Event of Default exists.

     (b) Petro Holdings will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Debt other than; (v) Debt of Subsidiaries of Petro Holdings ratably guaranteeing the Notes, the Credit Agreement, the 1999 Senior Notes, the 2000 Senior Notes and any other Parity Debt; (w) Debt owing to Petro Holdings or one of its Wholly-Owned Subsidiaries; (x) Debt secured by Liens permitted pursuant to the provisions of Section 10.1.3; (y) Debt of the Company permitted by Section 10.1.2(a) hereof and (z) Debt in addition to that permitted by the foregoing clauses (v) through (y), provided that on the date such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, Priority Debt does not exceed 5% of Consolidated Total Assets of Petro Holdings.

     Section 10.1.3. Liens. Petro Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of Petro Holdings or any such Subsidiary, whether now owned or held or hereafter acquired, or any

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

          (a) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into Petro Holdings or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by Petro Holdings or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

          (b) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by Petro Holdings or a Subsidiary after the date of the Closing, provided that

               (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

               (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (x) the cost to Petro Holdings or such Subsidiary of the property (or improvement thereon) so acquired or constructed and (y) the Fair Market Value (as determined in good faith by the board of directors of Petro Holdings) of such property (or improvement thereon) at the time of such acquisition or construction, and

               (iii) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property;

          (c) Liens on property or assets of any of Petro Holdings' Subsidiaries securing Debt owing to Petro Holdings or to any of its Wholly-Owned Subsidiaries;

          (d) utility deposits and pledges in connection with workers' compensation insurance, unemployment insurance and other insurance coverages required by law;

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          (e) any attachment or judgment Lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

          (f) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

          (g) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

          (h) Liens existing on the date of this Agreement and securing the Debt of the Company referred to in item 7 of Schedule 5.15;

          (i) any Lien renewing, extending or refunding any Lien permitted by paragraphs (a), (b) or (h) of this Section 10.1.3, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

          (j) any Lien on personal property subject to a lease under which Petro Holdings or any of its Subsidiaries is lessee and none of Petro Holdings or its Subsidiaries is lessor, provided that such lease is not (i) a Capital Lease or (ii) a lease of property of which the lessee claims ownership for federal income tax purposes;

          (k) other Liens not otherwise permitted by paragraphs (a) through (j), provided that on the date Petro Holdings or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect to the Debt secured by such Liens and the application of the proceeds thereof and the concurrent retirement of any other Debt, Priority Debt does not exceed 5% of Consolidated Total Assets of Petro Holdings; and

          (l) the Lien of the Security Documents.


  Section 10.1.4. Restricted Payments and Restricted Investments.

     (a) Limitation. Petro Holdings will not declare, make or incur any liability to make any Restricted Payment, and Petro Holdings will not, and will not permit any of its Subsidiaries to, make or authorize any Restricted Investment unless immediately after giving effect to such action:

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          (i) the ratio of Consolidated Operating Cash Flow to Consolidated Interest Expense of Petro Holdings is greater than 1.75 to 1.0 for its Four-Quarter Period then most recently ended;

          (ii) the sum of (x) the aggregate value of all Restricted Investments of Petro Holdings and its Subsidiaries (valued immediately after such action), plus (y) the aggregate amount of (1) Restricted Payments of Petro Holdings and its Subsidiaries declared or made during the period commencing on January 1, 1999, and ending on the date such Restricted Payment or Restricted Investment is declared or made, inclusive, (2) capital expenditures of Petro Holdings and its Subsidiaries, other than capital expenditures relating to the acquisition of a business entity or assets comprising a line of business of a business entity, during the period commencing on January 1, 1999, and ending with the fiscal quarter of the Company then most recently ended, (3) Consolidated Interest Expense incurred by Petro Holdings and its Subsidiaries and cash income taxes paid by Petro Holdings and its Subsidiaries (excluding so much of taxes arising from the Restructuring Transactions as shall not exceed $10,000,000 in the aggregate), in each case, during the period commencing on January 1, 1999, and ending with the fiscal quarter of the Company then most recently ended, would not exceed the sum of

                (A) $15,000,000, plus

                (B) Consolidated Operating Cash Flow of Petro Holdings, for the period commencing on January 1, 1999, and ending with the fiscal quarter of the Company then most recently ended, plus

                (C) the aggregate amount of Net Proceeds of capital stock during the period commencing on January 1, 1999, and ending on the date such Restricted Payment or Restricted Investment is declared or made, inclusive, other than the Net Proceeds of capital stock issued in connection with or on or before the closing of the Restructuring Transactions; and

          (iii) no Default or Event of Default would exist.

     (b) Time of Payment. Petro Holdings will not, nor will it permit any of its Subsidiaries to, authorize a Restricted Payment that is not payable within 60 days of authorization, but Petro Holdings or its Subsidiaries shall be permitted to make a Restricted Payment that was permitted under paragraph (a) of this Section at the time of its declaration notwithstanding that it would not be permitted to be declared on the date of payment.

  Section 10.1.5. No Limitation on Dividends by Subsidiaries. Petro Holdings will not, and will not permit any of its Subsidiaries (other than the Company) to, enter into any agreement which would restrict such Subsidiary's ability or right to (i) pay dividends or make any other distributions on its capital stock or any other equity interest or participation in its profits which

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

are owned by or owed to Petro Holdings or any Subsidiary of Petro Holdings or pay any Indebtedness owed to Petro Holdings or any of its Subsidiaries; (ii) make loans or advances to Petro Holdings or to any of its Subsidiaries; or (iii) transfer any of its properties or assets to Petro Holdings or its Subsidiaries except for such restrictions existing under or by reason of (v) applicable law,
(w) any instrument governing Debt of a Person acquired by Petro Holdings or any of its Subsidiaries outstanding at the time of such acquisition (other than Indebtedness issued in contemplation of, as consideration for, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary), (x) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Petro Holdings or any of its Subsidiaries, (y) customary restrictions on dispositions of real property interests or so-called "due on sale" clauses found in mortgages of Petro Holdings or any of its Subsidiaries, and (z) any agreement for the sale or disposition of a Subsidiary that restricts distributions by such Subsidiary pending such sale or other disposition.

  Section 10.1.6. Sale of Assets, etc. Except as permitted under Section
10.1.7 Petro Holdings will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

          (a) in the good faith opinion of Petro Holdings, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of Petro Holdings;

          (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

          (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of Petro Holdings would not exceed 10% of Consolidated Total Assets as of the end of the then most recently ended fiscal year of Petro Holdings.

If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 180 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section as of any date, shall be deemed not to be an Asset Disposition.

  Section 10.1.7. Merger, Consolidation, etc. Petro Holdings will not, and will not permit any of its Subsidiaries to, consolidate or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Subsidiary of Petro Holdings other than the Company may (i) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, Petro Holdings or another Wholly-Owned Subsidiary of Petro Holdings and (ii) convey, transfer or lease all of its assets in compliance with the provisions of

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

Section 10.1.6), provided that the foregoing restriction does not apply to the consolidation or merger of Petro Holdings or the Company (as the case may be, the "Predecessor Corporation") with, or the conveyance, transfer or lease of substantially all of the assets of the Predecessor Corporation in a single transaction or series of transactions to, any Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Predecessor Corporation as an entirety, as the case may be (the "Successor Corporation"), shall be (i) a solvent corporation that is organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and
     (ii) a Wholly-Owned Subsidiary of Star Partners;

          (b) if the Predecessor Corporation is not the Successor Corporation,
     (i) the Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Notes and the other Basic Documents to which the Predecessor Corporation is a party, and (ii) Star Partners (and, if the Predecessor Corporation is the Company, Petro Holdings) shall have executed and delivered to each holder of Notes its affirmation of its obligation under the Parent Guarantee Agreement, in each case (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders of each Series), and the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders of each Series, to the effect that all agreements or instruments effecting such assumption and affirmation are enforceable in accordance with their terms and comply with the terms hereof;

          (c) if the Predecessor Corporation is Petro Holdings, the Successor Corporation shall have Consolidated Net Worth equal to or greater than the Consolidated Net Worth of Petro Holdings immediately prior to such consolidation or merger;

          (d) if the Predecessor Corporation is Petro Holdings, Petro Holdings shall have delivered to the holders of the Notes satisfactory evidence that, giving effect to the consummation of such consolidation or merger, the Notes will be accorded a rating of "BBB" or better by Fitch IBCA, Inc. or another rating agency designated by the Company and not objected to by the Required Holders of any Series; and

          (e) immediately after giving effect to such transaction:

               (i) no Default or Event of Default would exist, and

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

               (ii) the Successor Corporation would be permitted by the provisions of Section 10.1.2(a)(v) hereof to incur at least $1.00 of additional Debt owing to a Person other than a Subsidiary of the Successor Corporation.

No such conveyance, transfer or lease of substantially all of the assets of a Predecessor Corporation shall have the effect of releasing such Predecessor Corporation or any Successor Corporation from its liability under this Agreement or the Notes.

  Section 10.1.8. Transactions with Affiliates. Petro Holdings will not and will not permit any of its Subsidiaries to enter into directly or indirectly any transaction (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than Petro Holdings or another of its Wholly-Owned Subsidiaries), except in the ordinary course and pursuant to the reasonable requirements of Petro Holding's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Petro Holdings or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

Section 10.2.   Star Partners and its Subsidiaries.

  Section 10.2.1. Restricted Payments and Restricted Investments.

     (a) Limitation. Star Partners will not declare, make or incur any liability to make any Restricted Payment, and Star Partners will not, and will not permit any of its Subsidiaries to, make or authorize any Restricted Investment unless immediately after giving effect to such action:

          (i) the ratio of Consolidated Operating Cash Flow to Consolidated Interest Expense of Star Partners is greater than 1.75 to 1.0 for its Four-Quarter Period then most recently ended; and

          (ii) no Default or Event of Default would exist.

     (b) Time of Payment. Star Partners will not, nor will it permit any of its Subsidiaries to, authorize a Restricted Payment that is not payable within 60 days of authorization, but Star Partners or its Subsidiaries shall be permitted to make a Restricted Payment that was permitted under paragraph (a) of this Section at the time of its declaration notwithstanding that it would not be permitted to be declared on the date of payment.

  Section 10.2.2. Merger, Consolidation, etc. Star Partners will not consolidate or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person, provided that the foregoing restriction does not apply to the consolidation or merger of Star Partners with, or the conveyance, transfer or

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

lease of substantially all of the assets of Star Partners in a single transaction or series of transactions to, any Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of Star Partners as an entirety, as the case may be (the "Successor Entity"), shall be a solvent corporation or limited partnership that is organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

          (b) if Star Partners is not the Successor Entity, such Person shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Parent Guarantee Agreement and the other Basic Documents to which Star Partners is a party (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders of each Series), and Star Partners shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders of each Series, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

          (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of substantially all of the assets of Star Partners shall have the effect of releasing Star Partners or any Successor Entity from its liability under this Agreement or the Parent Guarantee Agreement.

Section 11.   Events of Default.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) Petro Holdings defaults in the performance of or compliance with any term contained in Section 10.1 or Star Partners defaults in the performance of or compliance with any term contained in Section 10.2; or

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          (d) any Constituent Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or any other Basic Document to which such Constituent Company is a party and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer of such Constituent Company obtaining actual knowledge of such default and
     (ii) such Constituent Company receiving written notice of such default from any holder of a Note; or

          (e) any representation or warranty made in writing by or on behalf of any Constituent Company or by any officer of any Constituent Company in any Basic Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) Star Partners or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $2,000,000 beyond any period of grace provided with respect thereto, or (ii) Star Partners or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $2,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than (A) the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests, (B) in connection with an exchange or refinancing permitted under Section 10.1.2(a)(ii) or, in the case of Star Propane, pursuant to similar provisions in its financing agreements, and
     (C) the voluntary prepayment of the Debt described as items 4 through 7, inclusive, of Schedule 5.15), (x) Star Partners or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $2,000,000, or (y) one or more Persons have the right to require Star Partners or any Subsidiary so to purchase or repay such Indebtedness; or

          (g) Star Partners or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors,
     (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by Star Partners or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Star Partners or any of its Subsidiaries, or any such petition shall be filed against Star Partners or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against one or more of Star Partners and its Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal; or

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified Star Partners or any ERISA Affiliate of Star Partners that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $7,000,000, (iv) Star Partners or any ERISA Affiliate of Star Partners shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) Star Partners or any ERISA Affiliate of Star Partners withdraws from any Multiemployer Plan, or (vi) Star Partners or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of Star Partners or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect on any Constituent Company; or

          (k) Any Guarantor repudiates or contests its obligations or liabilities under the Guarantee Agreement to which it is a party, any Guarantee Agreement is held to be unenforceable in whole or in part against any Guarantor by any court of competent

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     jurisdiction, or the Lien of any Security Document is held to be invalid or unperfected in whole or in part by any court of competent jurisdiction.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 12.   Remedies on Default, ETC.

  Section 12.1. Acceleration. (a) If an Event of Default with respect to any Constituent Company described in paragraph (g) or (h) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of 51% or more of the principal amount of the Notes of either Series at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes of such Series then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder of Notes at the time outstanding affected by such Event of Default may at any time, at its option, by notice or notices to the Company, declare all the Notes held by it to be immediately due and payable.

     Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

  Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

  Section 12.3. Rescission. At any time after any Notes of either Series have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes of such Series then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes of such Series, all principal of and Make-Whole Amount, if any, on any Notes of such Series that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of such Series, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes of such Series. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

  Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Constituent Companies under Section 15, the Constituent Companies jointly and severally agree to pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this
Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 13.   Registration; Exchange; Substitution of Notes.

  Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

  Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a). Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee of a Note, or purchaser of a participation therein, shall, by its acceptance of such Note be deemed to make the same representations to the Company regarding the Note or participation as you and the Other Purchasers have made pursuant to Section 6.2, provided that such entity may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such entity of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

  Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series as such lost, stolen, destroyed or mutilated Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.   Payments on Notes.

  Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of HSBC Bank USA in such jurisdiction.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

  Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

Section 15.   Expenses, etc.

  Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Constituent Companies jointly and severally agree to pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the other Basic Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Notes and the other Basic Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Notes or the other Basic Documents, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Constituent Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by the Basic Documents. The Constituent Companies jointly and severally agree to pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

  Section 15.2. Survival. The obligations of the Constituent Companies under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of the Basic Documents, and the termination of the Basic Documents.

Section 16.   Survival of Representations and Warranties; Entire Agreement.

     All representations and warranties contained herein shall survive the execution and delivery of the Basic Documents, the purchase or transfer by you of any Note or portion thereof

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Constituent Company pursuant to this Agreement shall be deemed representations and warranties of such Constituent Company under this Agreement. Subject to the preceding sentence, the Basic Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.   Amendment and Waiver.

  Section 17.1. Requirements. The Basic Documents may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Required Holders of each Series and any other necessary parties, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12 or 17.

  Section 17.2. Solicitation of Holders of Notes.

     (a) Solicitation. The Constituent Companies will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of the Basic Documents. The Constituent Companies will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Constituent Companies will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any other Basic Document unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

  Section 17.3. Binding Effect, etc. Any amendment, supplement or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between any Constituent Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

  Section 17.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes of a Series then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes of a Series then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.   Notices.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to any Constituent Company, to such Constituent Company at its address set forth at the beginning hereof to the attention of President, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Section 19.  Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each of the Constituent Companies agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit any Constituent Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.  Miscellaneous.

  Section 20.1. Intercreditor Agreement; Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not. Without limiting the foregoing, pursuant to Section 21(a) of the Intercreditor Agreement, by your execution hereof and of the Intercreditor Agreement Joinder substantially in the form attached hereto as
Exhibit 20.1 (the "Intercreditor Agreement Joinder") you agree, and each subsequent holder of a Note by its acceptance thereof agrees, to be bound by the terms of the Intercreditor Agreement.

  Section 20.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

  Section 20.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

  Section 20.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision)

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

  Section 20.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

  Section 20.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        Star Gas Partners, L.P.

                                        By:   Star Gas LLC, its General Partner




                                              By
                                                Name:
                                                Title:



                                        Petro Holdings, Inc.
                                        Petroleum Heat and Power Co., Inc.



                                        By
                                           Name:
                                           Title:


Accepted as of the date thereof.

                                        [Variation]



                                        By
                                           Name:
                                           Title:


                                        [By____________________________________
                                           Name:
                                           Title:]

               Information Relating to Commitments and Purchasers

                               Purchaser                                      Commitment

                                                                     Series A               Series B
The Guardian Life Insurance Company of America                                           $  5,000,000
The Guardian Life Insurance Company of America                                           $  5,000,000
The Guardian Life Insurance Company of America                                           $  5,000,000
The Guardian Insurance & Annuity Company, Inc.                    $    500,000
Fort Dearborn Life Insurance Company                              $    500,000
Teachers Insurance and Annuity Association of America             $ 15,000,000
Massachusetts Mutual Life Insurance Company                       $  4,000,000
Massachusetts Mutual Life Insurance Company                       $  3,500,000
Massachusetts Mutual Life Insurance Company                       $  1,250,000
Massachusetts Mutual Life Insurance Company                       $  1,000,000
Massachusetts Mutual Life Insurance Company                       $    750,000
C.M. Life Insurance Company                                       $  1,250,000
MassMutual Asia Limited                                           $    250,000
John Hancock Life Insurance Company                               $  6,500,000
John Hancock Life Insurance Company                               $  2,000,000
John Hancock Life Insurance Company                               $  1,000,000
John Hancock Variable Life Insurance Company                      $    500,000
The Ohio National Life Insurance Company                                                 $ 10,000,000
United of Omaha Life Insurance Company                            $  6,000,000
Companion Life Insurance Company                                  $  1,000,000
Phoenix Life Insurance Company                                    $  3,000,000
Phoenix Life Insurance Company                                                           $  3,000,000
PHL Variable Insurance Company                                    $  1,000,000
First Unum Life Insurance Company                                 $  6,000,000
The Equitable Life Assurance Society of the United States         $  6,000,000
Federal Kemper Life Assurance Company-FA                          $  6,000,000
Delta Life & Annuity Company                                      $  3,500,000
The Ohio Casualty Insurance Company                               $  2,500,000
Security Financial Life Insurance Co.                                                    $  2,000,000
Totals                                                            $ 73,000,000           $ 30,000,000




                                   Schedule A
                          (to Note Purchase Agreement)

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

The Guardian Life Insurance Company of America
7 Hanover Square
New York, New York  10004-2616
Attention:  Thomas M. Donohue, Investment Department 20-D
Fax Number:  (212) 919-2656/2658

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.73% Series B Senior Secured Notes due 2013, PPN 716600 L#6, principal, premium or interest") to:

         The Chase Manhattan Bank
         FED ABA #021000021
         CHASE/NYC/CTR/BNF
         A/C 900-9-000200
         Reference A/C #G05978, Guardian Life
         And the name and CUSIP for which payment is being made

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

         The Guardian Life Insurance Company of America
         7 Hanover Square
         New York, New York  10004-2616
         Attention:  Investment Accounting Dept. 17-B
         Fax Number:  (212) 598-7011

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  CUDD & CO.

Taxpayer I.D. Number:  13-6022143

                                      A-2

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

The Guardian Insurance & Annuity Company, Inc.
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, New York  10004-2616
Attention:  Thomas M. Donohue, Investment Department 20-D
Fax Number:  (212) 919-2656/2658

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         The Chase Manhattan Bank
         FED ABA #021000021
         CHASE/NYC/CTR/BNF
         A/C 900-9-000200
         Reference A/C #G53637, GIAC - Guardian Tradition
         And the name and CUSIP for which payment is being made

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

         The Guardian Insurance & Annuity Company, Inc.
         c/o The Guardian Life Insurance Company of America
         7 Hanover Square
         New York, New York  10004-2616
         Attention:  Investment Accounting Dept. 17-B
         Fax Number:  (212) 598-7011

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  CUDD & CO.

Taxpayer I.D. Number:  13-6022143

                                      A-3

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                        Names and Addresses of Purchasers

Fort Dearborn Life Insurance Company
c/o Guardian Asset Management Corp.
Fixed Income Securities
7 Hanover Square -20D
New York,  New York  10004-2616
Attention:  Thomas M. Donohue
Fax Number:  (212) 919-2656/2658

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@ 8, principal, premium or interest") to:

     Bank One
     ABA #044000037
     For further credit to Bank One
     Account #980401787
     Attention:  A/C #2600218703 Ft. Dearborn Life Insurance Company - Guardian
                 MVA

Notices

Address for all notices relating to payments:

     Fort Dearborn Life Insurance Company
     c/o The Guardian Life Insurance Company of America
     Attention:  Investment Accounting Department 17-B
     7 Hanover Square
     New York, New York 10004-2616
     Fax Number: (212) 598-7011

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Bank One & Co.

Taxpayer I.D. Number: 36-2598882

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Fleet Boston
         ABA #011000390
         Boston, Massachusetts 02110
         Account of:  John Hancock Life Insurance Company
                      Private Placement Collection Account
         Account Number 541-55417
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed as set forth immediately above.

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be faxed and mailed to:

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts 02117
         Attention:  Investment Law Division, T-30
         Fax:  (617) 572-9269

Name in which Notes are to be issued: John Hancock Life Insurance Company

Taxpayer I.D. Number:  04-1414660

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         Boston, Massachusetts 02116
         ABA #011001438
         Account Name:  Receipts
         Account Number:  796509107
         Reference:  S/A 18, Account 99266
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116
         Attention:  Jackie Argenzio
         Fax:  (617) 572-8302

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed as set forth immediately above.

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     John Hancock Life Insurance Company
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention: Bond and Corporate Finance Group, T-57
     Fax: (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

     John Hancock Life Insurance Company
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention: Investment Law Division, T-30
     Fax: (617) 572-9269

Name in which Notes are to be issued: John Hancock Life Insurance Company

Taxpayer I.D. Number: 04-1414660

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

John Hancock Variable Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

     Fleet Boston
     ABA #011000390
     Boston, Massachusetts 02110
     Account of: John Hancock Life Insurance Company
                 Private Placement Collection Account
     Account Number 541-55417
     On Order of: [Name of Issuer and PPN Number]
     [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be faxed and mailed to:

     John Hancock Variable Life Insurance Company
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention: Investment Accounting Division, B-3
     Fax: (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed as set forth immediately above.

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be faxed and mailed to:

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     John Hancock Life Insurance Company
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention: Bond and Corporate Finance Group, T-57
     Fax: (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be faxed and mailed to:

     John Hancock Life Insurance Company
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention: Investment Law Division, T-30
     Fax: (617) 572-9269

Name in which Notes are to be issued: John Hancock Variable Life Insurance
Company

Taxpayer I.D. Number: 04-2664016

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Teachers Insurance and Annuity
 Association of America
730 Third Avenue
New York, New York 10017-3206

Payments

All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electonic funds transfer through the Automated Clearing House System to:

     Chase Manhattan Bank
     ABA #021-000-021
     Account of: Teachers Insurance and Annuity Association of America Account Number 900-2-000200
     For further credit to the TIAA Account Number: G07040
     Reference: PPN#/Issuer/Mat. Date/Coupon Rate/P&I Breakdown

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, private placement number and interest rate of the Notes; (2) allocation of payment between principal, interest, premium and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered, mailed or faxed to:

     Teachers Insurance and Annuity Association of America
     730 Third Avenue
     New York, New York 10017-3206
     Attention: Securities Accounting Division
     Telephone: (212) 916-6004
     Fax: (212) 916-6955

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


All other notices and communications shall be delivered or mailed to:

     Teachers Insurance and Annuity Association of America
     730 Third Avenue
     New York, New York 10017-3206
     Attention: Securities Division
     Telephone:   (212) 916-6372 (Cynthia Bush)
                  (212) 916-9000 (General Number)
     Fax:         (212) 916-6582 (Team Fax Number)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-1624203

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Massachusetts Mutual Life Insurance
  Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

     Citibank, N.A
     111 Wall Street
     New York, New York 10043
     ABA #021000089
     Re: Description of security, principal and interest split
     For credit to the accounts listed below:

     Principal Amount                                                  Account
        of Notes                     Account Name                       Number

     $4,000,000            MassMutual Long-Term Pool                  4067-3488
     $3,500,000            MassMutual Spot Priced Contract            3890-4953
     $  750,000            MassMutual Structured Settlement Fund      4065-5423

In each case with telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or
(413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Massachusetts Mutual Life Insurance
  Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, New York 10081
         ABA #021000021
         Re: Description of security, principal and interest split

         For credit to the accounts listed below:

         Principal Amount                                          Account
            of Notes                  Account Name                 Number

         $1,250,000           MassMutual IMF Non-Traditional     910-2509073
         $1,000,000           MassMutual Pension Management      910-2594018

In each case with telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or
(413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

C.M. Life Insurance Company
c/o Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         Citibank, N.A.
         111 Wall Street
         New York, New York  10043
         ABA #021000089
         For Segment 43 - Universal Life Account Number 4068-6561
         Re: Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1041383

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Massmutual Asia Limited
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention:
  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         Citibank, N.A
         111 Wall Street
         New York, New York 10043
         ABA #021000089
         Account Number 30413797
         Re: Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                        Names and Addresses of Purchasers

The Ohio National Life Insurance Company
P. O. Box 237
Cincinnati, Ohio  45201
Attention:  Investment Department
Telefacsimile:  (513) 794-4506
Overnight Delivery Address:
One Financial Way
Cincinnati, Ohio  45242

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.73% Series B Senior Secured Notes due 2013, PPN 716600 L#6, principal, premium or interest") to:

         Firstar Bank, N.A. (ABA #042-0000-13)
         Fifth and Walnut Streets
         Cincinnati, Ohio  45202

         for credit to:  The Ohio National Life Insurance Company
         Account Number 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-0397080

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                        Names and Addresses of Purchasers

United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, Nebraska  68175-1011
Attention:  4-Investment Loan Administration

Payments

All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         ABA #021-000-021
         Private Income Processing

         for credit to:  United of Omaha Life Insurance Company
         Account Number 900-9000200
         a/c G07097
         PPN:  716600 L@8
         Interest Amount: _______________________
         Principal Amount: ______________________

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

         The Chase Manhattan Bank
         4 New York Plaza-11th Floor
         New York, New York  10004
         Attention: Income Processing-J. Pipperato a/c: G07097

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0322111

                                      A-18

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                        Names and Addresses of Purchasers

Companion Life Insurance Company
c/o Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, Nebraska  68175-1011
Attention:  4 - Investment Loan Administration

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank
         ABA #021000021
         Private Income Processing

         for credit to:  Companion Life Insurance Company
         Account Number 900-9000200
         a/c G07903
         PPN:  716600 L@8
         Interest Amount:__________________
         Principal Amount:_________________

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

         The Chase Manhattan Bank
         4 New York Plaza-11th Floor
         New York, New York  10004
         Attention: Investment Processing-J. Pipperato a/c: G07903

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1595128

                                      A-19

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                        Names and Addresses of Purchasers

Phoenix Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
P. O.  Box 150480
Hartford, Connecticut  06115-0480
Attention:  Private Placements Department
Fax Number:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

        ABA #021 000 021
        Chase Manhattan Bank, N.A
        New York, New York  10022

        Account Number: 900 9000 200
        Account Name: Income Processing
        Reference: G05520, Phoenix Home, PPN=716600 L@8, OBI=Petroleum Heat and Power Co., Inc., RATE=8.05%, DUE=2006 (INCLUDE Company name, principal and interest breakdown and premium, if any)

Notices

All notices and communications, including financial statements, notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

                                      A-20

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                        Names and Addresses of Purchasers

Phoenix Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
P. O.  Box 150480
Hartford, Connecticut  06115-0480
Attention:  Private Placements Department
Fax Number:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         ABA #021 000 021
         Chase Manhattan Bank, N.A
         New York, New York  10022

         Account Number:  900 9000 200
         Account Name:  Income Processing
         Reference: G05123, Phoenix Home, PPN=716600 L#6, OBI=Petroleum Heat and Power Co., Inc., RATE=8.73%, DUE=2013 (INCLUDE Company name, principal and interest breakdown and premium, if any)

Notices

All notices and communications, including financial statements, notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

PHL Variable Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
P. O.  Box 150480
Hartford, Connecticut  06115-0480
Attention:  Private Placements Department
Fax Number:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         ABA #021 000 021
         Chase Manhattan Bank, N.A
         New York, New York  10022

         Account Number:  900 9000 200
         Account Name:  Income Processing
         Reference: G09163, Phoenix Home, PPN=716600 L@8, OBI=Petroleum Heat and Power Co., Inc., RATE=8.05%, DUE=2006 (INCLUDE Company name, principal and interest breakdown and premium, if any)

Notices

All notices and communications, including financial statements, notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number: 06-1045829

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

First Unum Life Insurance Company
c/o Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone:  (423) 755-1172
Fax:  (423) 755-3351

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         CUDD & CO.
         c/o The Chase Manhattan Bank
         New York, New York
         ABA #021 000 021
         SSG Private Income Processing
         A/C #900-9-000200
         Custodial Account Number G08289

         Please reference:   Petroleum Heat and Power Co., Inc.
                             PPN 716600 L@8
                             8.05%
                             Due 2006
                             Principal=$__________
                             Interest=$___________

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CUDD & CO.

Taxpayer I.D. Number for CUDD & CO.: 13-6022143

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

The Equitable Life Assurance Society
 of the United States
c/o Alliance Capital Management Corporation
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention:  Robert Bayer, Vice President of
Alliance Capital Management Corp. and an
Investment Officer of The Equitable Life Assurance
Society of the United States
Telephone: (212) 969-6776

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         The Chase Manhattan Bank, N.A.
         1251 Avenue of the Americas
         New York, New York  10020
         ABA #021-000021
         Account of: The Equitable Life Assurance Society of the United States Account Number: 037-2-417394

Notices

All notices of payment, on or in respect of the Notes, and written confirmation of each such payment to be addressed:

         c/o Alliance Capital Management Corporation
         500 Plaza Drive, 6th Floor
         Secaucus, New Jersey 07094
         Attention: Cosmo Valente
         Telephone: (201) 319-4880

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5570651

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Federal Kemper Life Assurance Company-FA
c/o Zurich Scudder Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808
Attention:  Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@ 8, principal, premium or interest") to:

         HARE & Co - Account No. 399889
                       at
         The Bank of New York
         ABA #021000018
         BNF
         IOC 566
         Attention: Security Income Collection

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & Co

Taxpayer I.D. Number: 04-6046830

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Delta LifE & Annuity Company
c/o AmerUs Capital Management
699 Walnut Street, Suite 300
Des Moines, Iowa  50309
Attention: Tamara Harmon
Telephone: (515) 362-3527
Facsimile: (515) 362-3587

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         The Bank of New York
         New York, New York
         ABA #021000018
         BNF: IOC566
         Attention: P&I Department
         Reference: Delta Life & Annuity Account 088733, PPN Number 716600 L@8

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

         Delta Life & Annuity Company
         c/o AmerUs Capital Management
         699 Walnut Street, Suite 300
         Des Moines, Iowa  50309
         Attention: Denise Waldron
         Telephone: (515) 362-3509
         Facsimile: (515) 283-3439

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for Hare & Co.: 13-6062916

Taxpayer I.D. Number for Delta Life: 71-0599205

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

The Ohio Casualty Insurance Company
9450 Seward Road
Fairfield, Ohio  45014
Attention:  Greg J. Schmidt, Investments

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.05% Series A Senior Secured Notes due 2006, PPN 716600 L@8, principal, premium or interest") to:

         CHASE NYC/CUST
         ABA #021000021
         A/C #900-9-000200
         Attention: Income Collection
         FAO: A/C G 06431, Ohio Casualty
         Re: PPN: 716600 L@8

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed as follows:

         The Ohio Casualty Insurance Company
         9450 Seward Road
         Fairfield, Ohio 45014
         Attention: Jane A. Schriever, Asset Administration

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for Cudd & Co.: 13-6022143

Taxpayer I.D. Number for Ohio Casualty: 31-0396250

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                        Names and Addresses of Purchasers

Security Financial Life Insurance Co.
4000 Pine Lake Road
P. O. Box 82248
Lincoln, Nebraska  68501-2248


Payments


All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Petroleum Heat and Power Co., Inc., 8.73% Series B Senior Secured Notes due 2013, PPN 716600 L# 6, principal, premium or interest") to:

         Wells Fargo Bank, Nebraska, N.A.
         1248 "O" Street
         Lincoln, Nebraska  68508
         ABA #104-000-058

         Account of: Security Financial Life
         Account Number 79-40-797-624

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed:

         Security Financial Life Insurance Co.
         4000 Pine Lake Road
         P. O. Box 82248
         Lincoln, Nebraska 68516
         Attention: Investment Division
         Fax:  (402) 434-9599
         Phone: (402) 434-9500

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0293990

                                  Defined Terms

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement.

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Acquisition Facility" means Facility C under the Credit Agreement for acquisitions and capital expansions in a maximum principal amount of $50,000,000 at any time outstanding.

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of any Constituent Company or any Subsidiary or any corporation of which the Constituent Companies and their Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of a Constituent Company.

         "Agent" means Bank of America National Trust and Savings Association, as administrative agent for the Banks under the Credit Agreement.

         "Asset Disposition" means any Transfer except:

                   (a)  any

                          (i) Transfer from a Subsidiary to Petro Holdings or a Wholly-Owned Subsidiary;

                          (ii)     Transfer from Petro Holdings to a
                   Wholly-Owned Subsidiary that is a Guarantor; and

                          (iii) Sale-and-Leaseback Transaction entered into by Petro Holdings or one of its Subsidiaries within 180 days following the acquisition or construction

                                   Schedule B
                          (to Note Purchase Agreement)

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


          by Petro Holdings or such Subsidiary of the property subject to such Sale-and-Leaseback Transaction,

     so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

          (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of Petro Holdings or any of its Subsidiaries or that is obsolete.

     "Banks" means the Agent and the other banks as are at the time of reference parties to the Credit Agreement.

     "Basic Documents" means this Agreement, the Other Agreements, the Guarantee Agreements, the Intercreditor Agreement, the Intercreditor Agreement Joinder, the other Security Documents and the Notes.

     "Business Day" means for the purposes of Section 8.7, Section 11(b) and
Section 20.2, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

     "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     "Closing" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" means Petroleum Heat and Power Co., Inc., a Minnesota corporation.

     "Consolidated Interest Expense" of any Person for any period means the sum (without duplication) of (i) all interest deducted (including the interest component of Capitalized Lease Obligations) net of up to $3,000,000 of interest income received in any Four Quarter Period (or a ratable portion for any other period) in determining its Consolidated Net Income, together with all interest capitalized or deferred during such period and not deducted in determining

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Consolidated Net Income for such period, and (ii) all Debt issuance cost, discount and expense amortized.

     "Consolidated Net Income" means, with reference to any Person for any period, the net income (or loss) of such Person and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between such Person and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of such Person and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

              (a) the income (or loss) of any other Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with such Person or a Subsidiary of such Person, and the income (or loss) of any such Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

              (b) the income (or loss) of any other Person (other than a Subsidiary of such Person) in which such Person or any Subsidiary of such Person has an ownership interest, except to the extent that any such income has been actually received by such Person or its Subsidiary in the form of cash dividends or similar cash distributions, it being understood that all amounts actually received by such Person shall be included in Consolidated Net Income,

              (c) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

              (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

              (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

              (f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

              (g) any net gain from the collection of the proceeds of life insurance policies,

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


          (h) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Debt, of such Person or any Subsidiary of such Person,

          (i) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

          (j) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition over the cost of the investment in such Subsidiary,

          (k) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

          (l) any portion of such net income that cannot be freely converted into United States Dollars.

     "Consolidated Net Worth" means, for any Person at any time,

          (a) the total assets of such Person and its Subsidiaries which would be shown as assets on a consolidated balance sheet of such Person and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of its Subsidiaries, minus

          (b) the total liabilities of such Person and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of such Person and its Subsidiaries as of such time prepared in accordance with GAAP.

     "Consolidated Operating Cash Flow" of any Person for any period means the sum of (i) Consolidated Net Income of such Person for such period plus, to the extent deducted in arriving at such Consolidated Net Income; (ii) (w) depreciation, depletion, amortization, and all other non-cash expenses of such Person for such period; (x) income tax expense of such Person for such period;
(y) interest expense of such Person for such period; and (z) in the case of fiscal year of the Constituent Companies ending September 30, 1999, so much of the costs associated with the Restructuring Transactions, the Company's "corporate identity program" and internal restructuring costs as shall not exceed $20,000,000 in the aggregate, all determined for such Person and its Subsidiaries in accordance with GAAP.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     "Consolidated Pro Forma Operating Cash Flow" of any Person for any period means Consolidated Operating Cash Flow of such Person for such period determined on a Pro Forma Basis.

     "Consolidated Pro Forma Interest Expense" of any Person for any period means Consolidated Interest Expense of such Person for such period determined on a Pro Forma Basis.

     "Consolidated Pro Forma Total Debt" means, as of any date (the "determination date"), the amount of Debt outstanding on the determination date of Petro Holdings and its Subsidiaries (excluding Debt outstanding under the Working Capital Facility as of the determination date but including the High Balance during the Low Period) determined on a consolidated basis in accordance with GAAP on a Pro Forma Basis. For purposes of this definition:

         "High Balance" during any period shall mean the highest unpaid principal amount of the Working Capital Facility at any time during such period.

         "Low Period" means the period of 45 consecutive days during which the average of the High Balances on each such day was the lowest of any period of 45 consecutive days within the period of 410 days preceding the determination date.

     "Consolidated Total Assets" means, as of any date of determination, the total assets of Petro Holdings and its Subsidiaries which would be shown as assets on a consolidated balance sheet of Petro Holdings as of such time, prepared in accordance with GAAP.

     "Credit Agreement" means (i) the Credit Agreement dated as of March 25, 1999 among the Company, the Agent, the Banks and The Chase Manhattan Bank, as issuer of certain letters of credit, as amended and restated by the Second Restated Credit Agreement, and (ii) any other agreement entered into by the Company in replacement thereof or substitution therefor.

     "Debt" with respect to any Person means, at any time, without duplication,

         (a) its liabilities for borrowed money;

         (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

         (c) its Capital Lease Obligations;

         (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         (e) Swaps of such Person; and

         (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Debt Prepayment Application" means, with respect to any Transfer of property, the application by Petro Holdings or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt of Petro Holdings (other than Senior Debt owing to Petro Holdings, any of its Subsidiaries or any Affiliate and Senior Debt in respect of any revolving credit or similar credit facility providing Petro Holdings or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application Petro Holdings shall offer to prepay each outstanding Note in accordance with Section 8.2 in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, Petro Holdings nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion for such Note. "Ratable Portion" for any Note means an amount equal to the product of (x) the Net Proceeds Amount being so applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of Petro Holdings and its Subsidiaries.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means as to the Notes of each Series that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series or (ii) 4.5% over the rate of interest publicly announced by Bank of America in Charlotte, North Carolina as its "reference" rate.

     "Disposition Value" means, at any time, with respect to any property

         (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by Petro Holdings, and

         (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by Petro Holdings.

         "Distribution" means, in respect of any corporation, association or other business entity:

                   (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                   (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with any Constituent Company under section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchanged Senior Notes" means the following Notes of the Company:
$62,697,000 aggregate original principal amount 9% Senior Secured Notes due October 1, 2002 and $2,140,000 aggregate original principal amount 10.25% Senior Secured Notes due January 15, 2001.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "First Intercreditor Agreement Supplement" means the First Supplement dated as of October 1, 2000, substantially in the form attached hereto as
Exhibit 1(c)-2.

         "Four-Quarter Period" means with respect to any Person any period of four consecutive fiscal quarters of such Person.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means

               (a)  the government of

                    (i) the United States of America or any State or other political subdivision thereof, or

                    (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guarantee Agreements" is defined in Section 1.

         "Guarantors" is defined in Section 1.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

               (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

               (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                   (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                   (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         The term "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                   (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                   (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                   (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                   (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (f) Swaps of such Person; and

          (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 2% of the aggregate principal amount of the Notes of either Series then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Intercreditor Agreement" is defined in Section 1(c).

     "Intercreditor Agreement Joinder" is defined in Section 20.1.

     "Investment" of any Person means any investment, made in cash or by delivery of property, by such Person or any of its Subsidiaries (i) in any other Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or
(ii) in any property.

     "Letter of Credit Facility" means Facility B under the Credit Agreement in a maximum amount of $20,000,000 at any time outstanding for letters of credit supporting Debt incurred in connection with (w) performance bonds or letters of credit issued in the ordinary course of business or reimbursement obligations in respect thereof, (x) obligations in respect of Swaps, (y) obligations (including reimbursement obligations in respect of letters of credit) related to workmen's compensation insurance and (z) bank overdrafts, provided that no such overdraft shall remain outstanding for a period of more than three Business Days.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in Section 8.7.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     "Material" means with respect to any Constituent Company material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of such Constituent Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means with respect to any Constituent Company a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of such Constituent Company and its Subsidiaries taken as a whole, or (b) the ability of such Constituent Company to perform its obligations under the Basic Documents, or (c) the validity or enforceability of the Basic Documents.

     "Meenan Acquisition" means the purchase by Petro, Inc. of (i) all of the limited partnership interests in Meenan Oil Co., L.P., a Delaware limited partnership, (ii) all of the capital stock of Meenan Oil Co., Inc., a Delaware corporation (and the sole general partner of Meenan Oil Co. L.P. and majority shareholder of Blueray Systems, Inc.), and (iii) directly or indirectly, all of the shares of capital stock of Blueray Systems, Inc., a Delaware corporation.

     "Memorandum" is defined in Section 5.3.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "Net Proceeds" means, with respect to capital stock, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses), received by Petro Holdings and its Subsidiaries during such period, from the sale of all capital stock (other than Redeemable capital stock) of Petro Holdings, including in such net proceeds:

          (a) the net amount paid upon issuance and exercise during such period of any right to acquire any capital stock, or paid during such period to convert a convertible debt Security to capital stock (but excluding any amount paid to Petro Holdings upon issuance of such convertible debt Security); and

          (b) any amount paid to Petro Holdings upon issuance of any convertible debt Security issued after April 1, 1999, and thereafter converted to capital stock during such period.

     "Net Proceeds Amount" means, with respect to any Transfer of any Property by any Person, an amount equal to the difference of

          (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     "1999 Senior Notes" means the following Notes of the Company: the Exchanged Senior Notes, the $11,000,000 aggregate original principal amount 7.56% Series A Senior Secured Notes, due April 1, 2003, $8,000,000 aggregate original principal amount 7.61% Series B Senior Secured Notes, due April 1, 2004, $10,000,000 aggregate original principal amount 7.71% Series C Senior Secured Notes, due April 1, 2005, $3,000,000 aggregate original principal amount 7.82% Series D Senior Secured Notes, due April 1, 2006, $38,000,000 aggregate original principal amount 7.97% Series E Senior Secured Notes due April 1, 2007 and $20,000,000 aggregate original principal amount 8.27% Series F Senior Secured Notes due April 1, 2014.

     "Notes" is defined in Section 1.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of a Constituent Company whose responsibilities extend to the subject matter of such certificate.

     "Other Agreements" is defined in Section 2.

     "Other Purchasers" is defined in Section 2.

     "Parent Guarantee Agreement" is defined in Section 1.

     "Parent Guarantors" is defined in Section 1.

     "Parity Debt" means Senior Debt of the Company that (i)(x) is outstanding on the date hereof or (y) is incurred within the limitations of Section 10.1.2(a)(i), (iii) or (v); (ii) is issued under and secured by the Intercreditor Agreement and the other Security Documents and is supported by the Guarantees; and (iii) does not have the benefit of any other security or guarantees.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Petro Holdings" means Petro Holdings, Inc., a Minnesota corporation.

     "Petro, Inc." means Petro, Inc. a Delaware corporation and a Wholly-Owned Subsidiary of the Company.

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Constituent Company or any ERISA Affiliate or with respect to which such Constituent Company or any ERISA Affiliate may have any liability.

     "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

     "Priority Debt" means the sum of (i) all Debt secured by Liens permitted by
Section 10.1.3(k) and (ii) all Debt of Subsidiaries permitted by Section 10.1.2(b)(z).

     The terms "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Pro Forma Basis" means the adjustment of any item of income or expense of any Person for any period as follows:

          (1) if such Person or any of its Subsidiaries has incurred, repaid, discharged or defeased any Debt since the beginning of such period, Consolidated Operating Cash Flow and Consolidated Interest Expense of such Person for such period will be calculated after giving effect on a pro forma basis to (A) the incurrence of any Debt as if such Debt had been incurred on the first day of such period, (B) the discharge of any other Debt repaid, repurchased, defeased or otherwise discharged as if such discharge had occurred on the first day of such period, and (C) the interest income realized by such Person and its Subsidiaries on the proceeds of such Debt, to the extent not yet applied at the date of determination, assuming such proceeds earned interest at the rate of 5% per annum from the date such proceeds were received through such date of determination,

          (2) if since the beginning of such period such Person or any of its Subsidiaries will have made any Asset Disposition, Consolidated Operating Cash Flow for such period will be reduced by an amount equal to Consolidated Operating Cash Flow (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated Operating Cash Flow (if negative), directly attributable thereto for such period, and Consolidated Interest Expense for such period will be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Debt of such Person or any of its Subsidiaries repaid, repurchased, defeased or otherwise discharged with respect to such Person and its continuing Subsidiaries in connection with such Asset Dispositions for such period (or, if the capital stock of any of its Subsidiaries is sold, the Consolidated Interest Expense for such period directly attributable to the Debt of such Subsidiary to the extent such Person and its continuing Subsidiaries are no longer liable for such Debt after such sale),

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          (3) if since the beginning of such period such Person or any of its Subsidiaries (by merger or otherwise) will have made an Investment in any Subsidiary (or any Person which becomes a Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of the assets of an operating unit of a business, Consolidated Interest Expense for such period will be calculated after giving pro forma effect thereto (including the incurrence of any Debt) as if such Investment or acquisition occurred on the first day of such period and

          (4) Consolidated Net Income will be calculated without reduction for expenses incurred in connection with the Restructuring Transactions.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Debt incurred in connection therewith, such pro forma calculations will be determined in good faith by the Senior Financial Officer of such Person; provided, however, that such officer shall assume (i) the historical sales and gross profit margins associated with such assets for the most recent consecutive 12-month period ended prior to the date of purchase for which financial statements are available (provided that the first month of such period will be no more than 18 months prior to such date of purchase), less estimated post-acquisition loss of customers (not to be less than 5%) and (ii) other expenses as if such assets had been owned by such Person since the first day of such period. If any Debt bears a floating rate of interest and is being given pro forma effect, the interest on such Debt will be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period.

     "Property Reinvestment Application" means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by Petro Holdings or any of its Subsidiaries of operating assets of Petro Holdings or any of its Subsidiaries to be used in the principal business of such Person.

     "PTE" is defined in Section 6.2.

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Redeemable" means, with respect to the capital stock of any Person, each share of such Person's capital stock that is:

          (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into Debt of such Person (i) at a fixed or determinable date, whether by operation of sinking fund or otherwise, (ii) at the option of any Person other than such Person, or
     (iii) upon the occurrence of a condition not solely within the control of such Person; or

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


          (b) convertible into other Redeemable capital stock.

     "Remaining Average Life" is defined in Section 8.7.

     "Required Holders" of any Series means, at any time, the holders of at least 66-2/3% in principal amount of the Notes of such Series at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of a Constituent Company with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Investments" of any Person means all Investments except the following:

          (a) property to be used in the ordinary course of business of such Person and its Subsidiaries including Investments acquired for hedging purposes and not for speculative purposes (and not necessarily hedging for GAAP purposes) (i) for purposes of Section 10.1.4 applicable to Petro Holdings and its Subsidiaries, to hedge home heating oil prices, provided that the number of gallons of home heating oil hedged (on a net basis) shall not exceed the greater of (x) 200 million gallons of home heating oil, and (y) the number of gallons of home heating oil that equals the number of gallons of home heating oil that Petro Holdings and its Subsidiaries has sold, based on maximum or fixed pricing, and (ii) for purposes of Section 10.2.1 applicable to Star Partners and its Subsidiaries (other than Petro Holdings and its Subsidiaries), to hedge commodity prices for commodities sold by such Person and its Subsidiaries;

          (b) current assets arising from the sale of goods and services in the ordinary course of business of such Person and its Subsidiaries;

          (c) Investments in one or more Wholly-Owned Subsidiaries of such Person or any other Person that concurrently with such Investment becomes a Wholly-Owned Subsidiary of such first Person or merged into or consolidated with such first Person or a Wholly-Owned Subsidiary of such first Person;

          (d) Investments existing on the date of the Closing and disclosed in
     Schedule 10.1.4;

          (e) Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

          (f) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


          (g) Investments in commercial paper given the highest rating by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof;

          (h) Investments in Repurchase Agreements;

          (i) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state, in each case rated "AA" or better by S&P, "Aa2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof; and

          (j) Investments in acquisitions of business entities or assets comprising lines of business or business entities for which such first Person pays only in common stock or other common equity of such Person.

As of any date of determination, each Restricted Investment of such Person shall be valued at the greater of:

          (x) the amount at which such Restricted Investment is shown on the books of such Person or any of its Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

          (y) either

               (i) in the case of any Guaranty of the obligation of any other Person, the amount which such first Person or any of its Subsidiaries has paid on account of such obligation less any recoupment by such first Person or such Subsidiary of any such payments, or

               (ii) in the case of any other Restricted Investment, the excess of (x) the greater of (A) the amount originally entered on the books of such Person or any of its Subsidiaries with respect thereto and (B) the cost thereof to such Person or its Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

     As used in this definition of "Restricted Investments":

          "Acceptable Bank" means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

          "Acceptable Broker-Dealer" means any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

          "Moody's" means Moody's Investors Service, Inc.

          "Repurchase Agreement" means any written agreement

               (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to such Person or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by such Person or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by such Person or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

               (b) in respect of which such Person or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

               (c) in connection with which such Person or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

          "S&P" means Standard & Poor's Ratings Group, a Division of The McGraw Hill Companies, Inc.

          "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

     "Restricted Payment" of any Person means

          (a) any Distribution in respect of such Person or any Subsidiary of such Person (other than on account of capital stock or other equity interests of a Subsidiary of such Person owned legally and beneficially by such Person or another Subsidiary of such Person), including, without limitation, any Distribution resulting in the acquisition by such Person of Securities which would constitute treasury stock, and

          (b) any payment, repayment, redemption, retirement, repurchase or other acquisition, direct or indirect, by such Person or any Subsidiary of such Person of, on account of, or in respect of, the principal of any Subordinated Debt (or any installment thereof) prior to the regularly scheduled maturity date thereof (as in effect on the date such Subordinated Debt was originally incurred).

For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

     "Restructuring Transactions" means a series of related transactions consummated on or about April 1, 1999 pursuant to which (i) the Company became a 99.99% owned subsidiary of Petro Holdings; (ii) Petro Holdings became an indirect wholly-owned subsidiary of Star Partners; (iii) Star/Petro (an indirect Subsidiary of Star Partners and the direct parent of Petro Holdings) became an additional obligor under Star Propane's 8.04% First Mortgage Notes and 7.17% First Mortgage Notes; and (iv) Star Gas LLC replaced Star Gas Corporation as the sole general partner of Star Partners and Star Propane, all as more fully described in the annual report of Star Partners on Form 10-K for its fiscal year ended September 30, 1999 in footnote 2 to consolidated financial statements.

     "Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which Petro Holdings or any Subsidiary of Petro Holdings shall sell or transfer to any Person (other than Petro Holdings or a Subsidiary of Petro Holdings) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, Petro Holdings or any Subsidiary of Petro Holdings shall rent or lease as lessee, or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

     "Second Intercreditor Agreement Supplement" means the Second Supplement dated as of June 1, 2001, substantially in the form attached hereto as Exhibit 1(c)-3.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     "Second Restated Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of June 15, 2001 among the Company, the Agent and the Banks.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Security" has the meaning set forth in section 2(a)(1) of the Securities Act.

     "Security Documents" is defined in the Intercreditor Agreement.

     "Senior Debt" means Debt which Petro Holdings or any of its Subsidiaries is permitted to have outstanding at any time under the provisions of the Agreement, except Subordinated Debt. Senior Debt, however, shall not include (a) Indebtedness or amounts owed for compensation to employees, or for goods or materials purchased in the ordinary course of business, or for services or (b) Indebtedness of the Company to a Subsidiary or Affiliate for money borrowed or advances from such Subsidiary or Affiliate.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of a Constituent Company.

     "Series" of Notes means the Series A Notes or the Series B Notes.

     "Series A Notes" and "Series B Notes" are defined in Section 1.

     "Source" is defined in Section 6.2.

     "Star Gas LLC" means Star Gas LLC, a Delaware limited liability company and the general partner of Star Partners and Star Propane.

     "Star Partners" means Star Gas Partners, L.P., a Delaware limited partnership.

     "Star Partners Public Offering" means the $60 million public offering of limited partner interests in Star Partners under Star Partners' existing $200 million shelf registration statement, the proceeds of which offering will be indirectly contributed to Petro, Inc., to be used to pay the purchase price to be paid by Petro, Inc. in the Meenan Acquisition.

     "Star/Petro" means Star/Petro, Inc., a Minnesota corporation.

     "Star Propane" means Star Gas Propane, L.P., a Delaware limited partnership.

     "Subordinated Debt" with respect to the Company means any Debt of the Company which is subordinate to the Notes and with respect to each Guarantor means any Debt of such Guarantor which is subordinate to the obligations of such Guarantor under the Guarantee Agreement to which it is a party.

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Any reference to a "Subsidiary" is a reference to a Subsidiary of the Constituent Company suggested by the context. Star Propane shall be deemed to be a Subsidiary of Star Partners so long as Star Partners owns a majority of the limited partnership interests in Star Propane and Star Gas LLC is the sole general partner of Star Propane.

     "Subsidiary Guarantee Agreement" is defined in Section 1.

     "Subsidiary Guarantor" is defined in Section 1.

     "Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

     "Successor Corporation" is defined in Section 10.1.7.

     "Successor Entity" is defined in Section 10.2.2.

     "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, the Disposition Value of any property subject to each such separate Transfer shall be determined by ratably

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

allocating the aggregate Disposition Value of all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

     "2000 Senior Notes" means the following Notes of the Company: $10,000,000 aggregate original principal amount 8.83% Series A Senior Secured Notes due November 1, 2004; $10,000,000 aggregate original principal amount 8.88% Series B Senior Secured Notes due November 1, 2005; and $20,000,000 aggregate original principal amount 9.07% Series C Senior Secured Notes due November 1, 2010.

     "Weighted Average Life to Maturity" of any Debt means the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the principal amount of such Debt into (ii) the sum of the products obtained by multiplying (a) the principal component of each mandatory prepayment, sinking fund or installment with respect to such Debt by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the date of determination and the scheduled due date of such mandatory prepayment, sinking fund or installment with respect to such Debt.

     "Wholly-Owned Subsidiary" means, at any time as to any Constituent Company, any Subsidiary of such Constituent Company 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of such Constituent Company and such Constituent Company's other Wholly-Owned Subsidiaries at such time. Notwithstanding the foregoing, the Company shall be deemed to be a Wholly-Owned Subsidiary of Star Partners and Petro Holdings so long as Petro Holdings owns at least 99% of all of the equity interests and voting interests in the Company.

     "Working Capital Facility" means Facility A under the Credit Agreement providing for loans for working capital.

Subsidiaries of the Constituent Companies and Ownership of Subsidiary Stock

1. Star Partners' Subsidiaries


                                        JURISDICTION OF                     OWNERSHIP
NAME                                    FORMATION                               %
--------------------------------------- -----------------------------   -----------------
Star Gas Propane, L.P.                  Delaware Partnership                 99.99%
Total Gas & Electric Co.                Florida Corporation                   72.7%

2. Star Partners' Affiliates

                                        JURISDICTION OF
NAME                                    INCORPORATION                        100% OWNED BY
--------------------------------------- -----------------------------   ----------------------------------
Star/Petro, Inc.                        Minnesota                       Star Gas Propane, L.P.
Stellar Propane Service Corp.           New York                        Star/Petro, Inc.
Petro Holdings, Inc.                    Minnesota                       Star/Petro, Inc.
Winico, Inc.                            Ohio                            Star/Petro, Inc.
Jark, Inc.                              Ohio                            Star/Petro, Inc.
Ohio Gas & Appliance Co., Inc.          Ohio                            Star/Petro, Inc.
Petroleum Heat and Power Co., Inc.      Minnesota                       Petro Holdings, Inc.
Ortep of Connecticut, Inc.              Connecticut                     Petroleum Heat and Power Co., Inc.
Ortep of Pennsylvania, Inc.             Pennsylvania                    Petroleum Heat and Power Co., Inc.
Ortep of New Jersey, Inc.               New Jersey                      Petroleum Heat and Power Co., Inc.
Maxwhale Corp.                          Minnesota                       Petroleum Heat and Power Co., Inc.
Star Gas Corporation                    Delaware                        Petroleum Heat and Power Co., Inc.
Petro, Inc.                             Delaware                        Petroleum Heat and Power Co., Inc.
Petro Crystal Corp.                     New York                        Petroleum Heat and Power Co., Inc.
Marex Corporation                       Maryland                        Petro, Inc.
A.P. Woodson Company                    Washington, D.C.                Petro, Inc.
SyLuba, Inc.                            New York                        Petro, Inc.

3. Star Partners' Senior Officers

         Irik P. Sevin                   Chief Financial Officer
         William Powers                  Executive Vice President
         Joseph Cavanaugh                Executive Vice President
         George Leibowitz                Chief Financial Officer
         Richard Ambury                  Vice President/Treasurer
         James Bottiglieri               Vice President
         Audrey L. Sevin                 Secretary

                                  Schedule 5.4
                          (to Note Purchase Agreement)

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

4. Petro Holdings' Senior Officers and Directors

                                    Officers

   Irik P. Sevin                           Chairman and CEO
   James Bottiglieri                       Vice President
   George Leibowitz                        Treasurer
   Audrey L. Sevin                         Secretary
   William G. Powers, Jr.                  President and COO
   C. Justin McCarthy                      Vice President

                                    Directors

   Irik P. Sevin
   Audrey L. Sevin

5. The Company's Senior Officers and Directors

                                    Officers

   Irik P. Sevin                           Chairman and Chief Executive Officer
   William G. Powers, Jr.                  President and COO
   C. Justin McCarthy                      Vice-President
   James Bottiglieri                       Vice-President
   Angelo Catania                          Vice-President
   Mathew Ryan                             Vice-President
   John D. Ryan                            Vice-President
   Peter B. Terenzio                       Vice-President
   George Leibowitz                        Treasurer
   Audrey L. Sevin                         Secretary

                                    Directors

   Irik P. Sevin
   Audrey L. Sevin

                                     5.4-2

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

6. Star Gas LLC Senior Officers and Directors

                                    Officers

   Irik P. Sevin                          Chief Executive Officer
   William Powers/Joseph P. Cavanaugh     Office of the President
   William Powers                         Executive Vice-President
   Joseph Cavanaugh                       Executive Vice-President
   George Leibowitz                       Chief Financial Officer
   Mathew Ryan                            Vice-President (Supply)
   Richard Ambury                         Vice-President/Treasurer
   James Bottiglieri                      Vice-President/Controller
   Audrey L. Sevin                        Secretary

                                    Directors

   Paul Biddelman
   Irik P. Sevin
   Audrey L. Sevin
   I. Joseph Massoud
   Stephen Russell
   Thomas Edelman
   William Nicoletti

7. Star Propane Senior Officers

                                    Officers

   Joseph Cavanaugh                       President and CEO
   Richard Ambury                         Vice President - Finance
   Bill Corbin                            Vice President - Operations
   Edwin Miller                           Vice President - Safety and Compliance
   Audrey L. Sevin                        Secretary

                                     5.4-3

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

8. Total Gas & Electric, Inc. Senior Officers and Directors

                                    Officers

   Bill Kinneary                            Chairman and Chief Executive Officer
   Phillip Baratz                           President
   Richard Ambury                           Vice-President
   George Leibowitz                         Treasurer
   Audrey L. Sevin                          Secretary

                                    Directors

   Irik P. Sevin
   Bill Kinneary
   Phillip Baratz
   Richard Rudin

   Star/Petro Senior Officers and Directors

                                    Officers

   Irik P. Sevin                            President
   James Bottiglieri                        Vice-President
   George Leibowitz                         Treasurer
   Audrey L. Sevin                          Secretary
   Richard Ambury                           Vice-President

                                    Directors

   Irik P. Sevin
   Audrey L. Sevin

                                      5.4-4

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

            Restrictions On Distributions Pursuant to Section 5.4(d)

Star Propane First Mortgage Notes
Star/Petro, Inc. First Mortgage Notes
Star Propane Credit Facility
9% Senior Secured Notes
14.10% Senior and Subordinated Notes
Senior Secured Notes - $90 million
Senior Secured Notes - $40 million
Petro Credit Facility

                                      5.4-5

                              Financial Statements

1. Unaudited financial statements of Petro Holdings for the six months ended March 31, 2001 and March 31, 2000.

2. Audited financial statements of Petro Holdings for the fiscal year ended September 30, 2000.

3. Audited financial statements of Petro Holdings for the nine months ended September 30, 1999.

4.   SEC Form 10-K of Star Partners for the fiscal year ended September 30,
     1999.

5.   SEC Form 10-K of the Company for the fiscal year ended September 30, 2000.

6.   SEC Form 10-Q of Star Partners for the fiscal quarter ended March 31, 2001.

                                  Schedule 5.5
                           (to Note Purchase Agreement)

                    Existing Indebtedness as of June 30, 2001

Indebtedness of Star Partners and its Subsidiary Star Propane

                                                                               Amount in
                                                                                 000's
                                                                              ----------
     Star Propane First Mortgage Notes                                         $  57,000
     Star/Petro, Inc. First Mortgage Notes                                        95,543
                                                                              ----------
                                                                               $ 152,543
                                                                              ----------

Indebtedness of Star Partners And its Subsidiary Star Propane

     1.  9% Senior Secured Notes Due October 1, 2002                           $  57,170
     2.  10.25% Senior and Subordinated Notes Due January 15, 2001                 2,000
     3.  Senior Secured Notes                                                     90,000
         a.     $11,000,000 7.56% Series A Senior Secured Notes due 2003
         b.     $8,000,000 7.61% Series B Senior Secured Notes due 2004
         c.     $10,000,000 7.71% Series C Senior Secured Notes due 2005
         d.     $3,000,000 7.82% Series D Senior Secured Notes due 2006
         e.     $38,000,000 7.97% Series E Senior Secured Notes due 2007
         f.     $20,000,000 8.27% Series F Senior Secured Notes due 2014
     4.  Senior Secured Notes                                                     40,000
         a.     $10,000,000 8.83% Series A Senior Secured Notes due 2004
         b.     $10,000,000 8.88% Series A Senior Secured Notes due 2005
         c.     $20,000,000 9.07% Series C Senior Secured Notes due 2010
     5.  9-3/8% Subordinated Debentures due 2006                                     666
     6.  10-1/8% Subordinated Notes due 2003                                       1,261
     7.  12-1/4% Subordinated Debentures due 2005                                  1,088
     8.  Private Acquisition Notes                                                 4,120
     9.  Bank Acquisition Facility Borrowings                                     30,000
    10.  Bank Working Capital Facility Borrowing                               $   8,000
                                                                              ----------
                                                                               $ 234,305
                                                                              ----------

Indebtedness of Star Partners Subsidiary Total Gas & Electric Co.

                                                                               Amount in
                                                                                 000's
                                                                              ----------
     1.  Borrowings under Bank Acquisition Facility                            $   2,000
     2.  Various Acquisition Notes Payable                                     $     563
     3.  Bank Working Capital Facility Borrowing                               $   9,210
                                                                              ----------
                                                                               $  11,773
                                                                              ----------

                                  Schedule 5.15
                           (to Note Purchase Agreement)

                              Existing Investments

                                      None



                                 Schedule 10.1.4
                           (to Note Purchase Agreement)

                                 [Form of Note]

                       Petroleum Heat and Power Co., Inc.

[__]/1/% Series [___] Senior Secured Note Due August 1, [_______]/2/

No. [_________]                                                          [Date]
$[____________]                                             PPN[____________]/3/

         For Value Received, the undersigned, Petroleum Heat and Power Co., Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars On August 1, [______]/2/, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [__]/1/% per annum from the date hereof, payable semiannually, on the first day of each February and August in each year, commencing with February 1, 2002, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [__]/4/% or (ii) 4.5% over the rate of interest publicly announced by Bank of America from time to time in Charlotte, North Carolina, as its "reference" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of HSBC Bank USA in New York, New York.

         This Note is one of several series of promissory notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of July 30, 2001 (as from time to time amended, the "Note Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Note Agreements, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the

________________________________

/1/    8.05% in the Series A Notes and 8.73% in the Series B Notes.

/2/    2006 in the Series A Notes and 2013 in the Series B Notes.

/3/    716600 L@8 in the Series A Notes and 716600 L#6 in the Series B Notes.

/4/    10.05% in the Series A Notes and 10.73% in the Series B Notes.


                                  Exhibit 1(a)
                           (to Note Purchase Agreement)

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

         This Note is a registered Note and, as provided in the Note Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note and the other Notes are, together with certain other Indebtedness (as defined in the Note Agreements) of the Company, secured by the Intercreditor and Trust Agreement dated as of March 25, 1999, as supplemented from time to time (as so supplemented, the "Intercreditor Agreement") among the Company, HSBC Bank USA (the "Trustee") and the other parties thereto and the Security Documents referred to therein. Reference is made to the Intercreditor Agreement, a copy of which is on file with the Trustee, for a description of the security afforded thereby. The Notes also have the benefit of the Guarantee Agreements (as defined in the Note Agreements).

         This Note is subject to [required and]/1/ optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Note Agreements)) and with the effect provided in the Note Agreements.




______________________

/1/  Included only in Series of Notes subject to mandatory prepayments.

                                    E-1(a)-2

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                              Petroleum Heat and Power Co., Inc.



                                              By
                                                Name:
                                                Title:


                                    E-1(a)-3

   Provisions of Intercreditor Agreement and Security Documents To Be Amended

Section 1(c) of the Intercreditor Agreement:

          "Parity Debt" means indebtedness of Petro Holdings or the Company incurred in accordance with Section 10.1.2(a)(i), (iii) or (v) of the Note Exchange Agreements, Section 10.1.2(a)(i), (iii) or (v) of the New Note Agreements, Section 8.2.2(a)(iv) of the Credit Agreement and corresponding provisions of the other Parity Debt Agreements and secured by the Security Documents pursuant to Section 10.1.3(l) of the Note Exchange Agreements,
     Section 10.1.3(l) of the New Note Agreements, Section 5.10 of the Credit Agreement and the corresponding provisions of the Parity Debt Agreements.

          "Required Parity Debt Holders" means any holder or holders of 66-2/3% or more of the aggregate principal amount of the Parity Debt at the time outstanding.

          "Requisite Percentage" means either of the following: (a) the holders of more than 66-2/3% in aggregate principal amount of the Exchanged Senior Notes, the New Notes, the Commitments (or, if an Event of Default (as defined in the Credit Agreement) exists or the Company is otherwise prohibited from being able to make draws under the Credit Agreement, the Obligations and the Letter of Credit Exposure) and the Parity Debt, collectively at the time outstanding or (b) the Required Exchanged Senior Note Holders, the Required New Note Holders, the Required Parity Debt Holders and the Required Lenders.

Section 4(c)(i) of the Intercreditor Agreement:

          (c) Sale or Other Disposition of Collateral. All proceeds received by the Trustee on account of the sale, transfer or other disposition of any of the Collateral by Petro Holdings, the Company or any Subsidiary in accordance with Section 4.12 of the Company Security Agreement or Section
     4.12 of the Petro Holdings Security Agreement, shall be applied as follows:

               (i) such proceeds shall be held by the Trustee, provided that such proceeds shall, unless a Default or Event of Default exists, be paid over to Petro Holdings, the Company or such Subsidiary, as the case may be, or as such entity may direct in writing upon receipt by the Trustee of an Officer's Certificate certifying that the Company, Petro Holdings or such Subsidiary, as the case may be, has applied such proceeds in accordance with the provisions of Section 8.2.8(b) of the Credit Agreement, the last paragraph of Section 10.1.6 of the Note Exchange Agreements, Section 10.1.6 of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements and so long as no Default or Event of Default exists; and

                                  Exhibit 1(e)
                          (to Note Purchase Agreement)

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Section 8 of the Intercreditor Agreement:

Section 8.   Amendments, etc., of Security Documents.

     In any case where the agreement or consent of the Trustee is required to any amendment, modification, cancellation or termination of any of the Security Documents, or in any case where the Trustee is required to give any consent, waiver or approval under any of the Security Documents, the Trustee shall agree or consent to such amendment, modification, cancellation or termination, or give such consent, waiver or approval, with (but only with) the prior written consent of the Requisite Percentage, provided that the Trustee shall not, without the prior written consent of all Secured Parties, agree to (a) any change in the definition of Requisite Percentage or the definition of Parity Debt, (b) any change in the manner in which the proceeds of any Security, including, without limitation, any proceeds received under any Guarantee Agreement are distributed,
(c) release all or substantially all of the Security or release all or substantially all of the guarantors, or (d) any change in this section.

Section 21(b) of the Intercreditor Agreement:

     (b) This Agreement may be changed, waived, discharged or terminated (other than by operation of Section 17) only by an instrument in writing signed by the Obligors, by the Trustee and by the Requisite Percentage, provided that this Agreement shall not be changed, waived, discharged or terminated in such a manner that (i) the definition of Parity Debt or Requisite Percentage is changed, (ii) the manner in which proceeds of any Security, including, without limitation the proceeds from any Guarantee Agreement, are distributed is changed, (iii) all or substantially all of the Security is released or all or substantially all of the guarantors is released, or (iv) this Section or Section 8 is changed or modified in any respect, without the prior written consent of all of the Secured Parties and further provided that the consent of the Trustee and the Obligors shall not be required for the amendment of any of the provisions hereof which relate solely to the arrangements among the Secured Parties.

     In connection with any change, waiver, discharge or termination, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, a certificate signed by the Requisite Percentage and an opinion of counsel, each stating that the execution of any such change, waiver, discharge or termination is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery thereof have been satisfied. Subject to the preceding sentence, the Trustee shall not sign any change, waiver, discharge or termination if the same would adversely affect the rights, duties, liabilities or immunities of the Trustee, unless the Secured Parties shall have agreed to indemnify the Trustee for any such adverse affects.

                                    E-1(e)-2

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Section 5(a)(vi) of the Form of Supplemental Agreement Attached as Exhibit E to the Intercreditor Agreement:

               (vi) appropriate duly executed termination statements (Form UCC-3) signed by all persons disclosed on current financing statements as secured parties in the jurisdictions referred to in clause (v) above in form for filing under the UCC of such jurisdictions (except with respect to liens permitted under Section 8.2.3 of the Credit Agreement, Section 10.1.3 of the Note Exchange Agreements, Section
          10.1.3 of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements);

Section 1.01 of the Company Security Agreement:

     "Parity Debt Agreements" has the meaning specified in the Intercreditor Agreement, as amended from time to time.

     "Parity Debt" shall mean (a) the Company's obligations in respect of the due and punctual payment of the principal of and interest on the Loans and all amounts drawn under the Letters of Credit, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all fees, expenses, indemnities and expense reimbursement obligations of the Company under the Credit Agreement, the L/C-Related Documents or any other Loan Document, (c) all other obligations, monetary or otherwise, of the Company or any other Loan Party under any Loan Document to which it is a party and any other document executed and delivered in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnitees, costs and expenses or otherwise, in each case, whether now owing or hereafter existing, and whether or not currently contemplated, due or to become due, direct or contingent, joint, several or independent, secured or unsecured and whether matured or unmatured, (d) the principal of and premium, if any, and interest on the Senior Notes, the New Notes and debt outstanding under the Parity Debt Agreements, (e) all other obligations (monetary or otherwise) of the Company or any other Loan Party under the Note Exchange Agreements, the New Note Agreements, the Parity Debt Agreements, the Senior Notes, the New Notes, debt outstanding under the Parity Debt Agreements and the Security Documents whether now owing or hereafter existing, and whether or not currently contemplated, due or to become due, direct or contingent, joint, several or independent, secured or unsecured and whether matured or unmatured and (f) all indebtedness of the Company and its Subsidiaries (i) permitted to be incurred under Section 8.2.2(a)(iv) of the Credit Agreement, Section 10.1(2)(a)(i), (iii) or (v) of the Note Exchange Agreements, Section 10.1(2)(a)(i), (iii) or (v) of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements and
(ii) permitted to be secured in accordance with Section 5.10 of the Credit Agreement, Section 10.1.3(l) of the Note Exchange Agreements, Section 10.1.3(l) of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements.

                                    E-1(e)-3

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     "Secured Obligations" of any Grantor shall mean, (a) in the case of the Company, all Parity Debt, (b) in the case of all other Grantors, all amounts now and hereafter payable by any such Grantor under the Subsidiaries Guarantee Agreement, and (c) in the case of any Grantor, all expenses (including reasonable counsel fees and expenses) incurred in enforcing any rights of the Trustee and the Secured Parties against such Grantor under this Agreement.

Section 4.09 of the Company Security Agreement:

   Section 4.09. Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, but will defend the Collateral and each Grantor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien in respect of the Collateral other than the security interests created hereunder and the Liens permitted under Section 8.2.3 of the Credit Agreement, Section 10.1.3 of the Note Exchange Agreements, Section 10.1.3 of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements.

Section 4.12 of the Company Security Agreement:

   Section 4.12. Limitations on Dispositions of Collateral. Unless an Event of Default shall have occurred and be continuing, each Grantor may sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so to the extent not expressly prohibited by Sections 8.2.7 and
8.2.8 of the Credit Agreement, Sections 10.1.6 and 10.1.7 of the Note Exchange Agreements, Sections 10.1.6 and 10.1.7 of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements upon which occurrence, the Trustee shall grant a release thereof from the Lien of this Agreement in accordance with Section 2.06 hereof; provided that nothing contained herein shall limit the security interests granted in the Proceeds thereof and provided further that, to the extent required by the Intercreditor Agreement, such Grantor, if at the time of such sale, transfer or other disposition, such Grantor would not have been permitted to sell, transfer or otherwise dispose of such Collateral pursuant to Section 8.2.7 of the Credit Agreement, Section
10.1.6 of the Note Exchange Agreements, Section 10.1.6 of the New Note Agreements or the corresponding provisions of the Parity Debt Agreements without a subsequent application of the proceeds of such sale to acquisition of assets or the prepayment of outstanding indebtedness in accordance with Section 8.2.8(b)(2) of the Credit Agreement, the last paragraph of Section 10.1.6 of the Note Exchange Agreements, the last paragraph of Section 10.1.6 of the New Note Agreements or the corresponding provisions of the Parity Debt Agreements, then concurrently with such Grantor sale, transfer or other disposition, such Grantor shall have deposited such Proceeds with the Trustee. The inclusion of Proceeds of the Collateral under the security interests granted hereby shall not be deemed a consent by the Trustee to any sale or disposition of any Collateral other than as permitted by this Section 4.12.

                                    E-1(e)-4

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Sections 5.01(a)(i) and (ii) of the Company Security Agreement:

   Section 5.01. Right To Receive Distributions on Pledged Collateral and Investment Property; Voting. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and Investment Property or any part thereof for any purpose permitted by the terms of this Agreement, the Credit Agreement, the Note Exchange Agreements, the New Note Agreements and the corresponding provisions of the Parity Debt Agreements.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities and Investment Property to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the Note Exchange Agreements, the New Note Agreements, the Parity Debt Agreements and applicable laws. Other than pursuant to the first sentence of this paragraph (a)(ii), all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities or Investment Property, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or Investment Property or received in exchange for Pledged Securities or Investment Property or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Trustee and shall be forthwith delivered to the Trustee in the form in which received (with any necessary endorsement).

Irrevocable Proxy (Form attached as Exhibit B to Company Security Agreement).

The form of proxy attached as Exhibit B to the Company Security Agreement will be amended by adding a reference to the Parity Debt Agreements and the debt outstanding thereunder to the enumeration of the instruments that must be satisfied before the proxy can be revoked, and the outstanding proxies will be replaced with new proxies in that form.

Section 1.01 of Holdings Security Agreement:

     "Parity Debt Agreements" has the meaning specified in the Intercreditor Agreement, as amended from time to time.

                                    E-1(e)-5

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     "Parity Debt" shall mean (a) the Company's obligations in respect of the due and punctual payment of the principal of and interest on the Loans and all amounts drawn under the Letters of Credit, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all fees, expenses, indemnities and expense reimbursement obligations of the Company under the Credit Agreement, the L/C Related Documents or any other Loan Document, (c) all other obligations, monetary or otherwise, of the Company or any other Loan Party under any Loan Document to which it is a party and any other document executed and delivered in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnitees, costs and expenses or otherwise, in each case, whether now owing or hereafter existing, and whether or not currently contemplated, due or to become due, direct or contingent, joint, several or independent, secured or unsecured and whether matured or unmatured, (d) the principal of and premium, if any, and interest on the Senior Notes, the New Notes and debt outstanding under the Parity Debt Agreements, (e) all other obligations (monetary or otherwise) of the Company or any other Loan Party under the Note Exchange Agreements, the New Note Agreements, the Parity Debt Agreements, the Senior Notes, the New Notes, debt outstanding under the Parity Debt Agreements and the Security Documents whether now owing or hereafter existing, and whether or not currently contemplated, due or to become due, direct or contingent, joint, several or independent, secured or unsecured and whether matured or unmatured and (f) all indebtedness of the Company and its Subsidiaries (i) permitted to be incurred under Section 8.2.2(a)(iv) of the Credit Agreement, Section 10.1.2(a)(i), (iii) or (v) of the Note Exchange Agreements, Section 10.1.2(a)(i), (iii) or (v) of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements and
(ii) permitted to be secured in accordance with Section 5.10 of the Credit Agreement, Section 10.1.3(l) of the Note Exchange Agreements, Section 10.1.3(l) of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements.

Section 4.09 of Holdings Security Agreement:

   Section 4.09. Limitation on Liens on Collateral. The Grantor will not create, permit or suffer to exist, but will defend the Collateral and the Grantor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien in respect of the Collateral other than the security interests created hereunder and the Liens permitted under Section 8.2.3 of the Credit Agreement, Section 10.1.3 of the Note Exchange Agreements, Section 10.1.3 of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements.

Section 4.12 of Holdings Security Agreement:

   Section 4.12. Limitations on Dispositions of Collateral. Unless an Event of Default shall have occurred and be continuing, the Grantor may sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so to the extent not expressly prohibited by Sections 8.2.7 and 8.2.8 of the Credit Agreement, Sections 10.1.6 and 10.1.7 of the Note

                                    E-1(e)-6

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


Exchange Agreements, Sections 10.1.6 and 10.1.7 of the New Note Agreements and the corresponding provisions of the Parity Debt Agreements upon which occurrence, the Trustee shall grant a release thereof from the Lien of this Agreement in accordance with Section 2.06 hereof; provided that nothing contained herein shall limit the security interests granted in the Proceeds thereof and provided further that, if at the time of such sale, transfer or other disposition, the Grantor would not have been permitted to sell, transfer or otherwise dispose of such Collateral pursuant to Section 8.2.7 of the Credit Agreement, Section 10.1.6 of the Note Exchange Agreements, Section 10.1.6 of the New Note Agreements or the corresponding provisions of the Parity Debt Agreements without a subsequent application of the proceeds of such sale to acquisition of substantially similar assets or the prepayment of outstanding indebtedness in accordance with Section 8.2.8(b)(2) of the Credit Agreement, the last paragraph of Section 10.1.6 of the Note Exchange Agreements, the last paragraph of Section 10.1.6 of the New Note Agreements or the corresponding provisions of the Parity Debt Agreements, then concurrently with such sale, transfer or other disposition, the Grantor shall have deposited such Proceeds with the Trustee. The inclusion of Proceeds of the Collateral under the security interests granted hereby shall not be deemed a consent by the Trustee to any sale or disposition of any Collateral other than as permitted by this Section 4.12.

Sections 5.01(a)(i) and (ii) of Holdings Security Agreement:

   Section 5.01. Right To Receive Distributions on Pledged Collateral and Investment Property; Voting. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and Investment Property or any part thereof for any purpose permitted by the terms of this Agreement, the Credit Agreement, the Note Exchange Agreements, the New Note Agreements and the corresponding provisions of the Parity Debt Agreements.

          (ii) The Grantor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities and Investment Property to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the Note Exchange Agreements, the New Note Agreements, the Parity Debt Agreements and applicable laws. Other than pursuant to the first sentence of this paragraph (a)(ii), all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities or Investment Property, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or Investment Property or received in exchange for Pledged Securities or Investment Property or any part thereof, or in redemption thereof, or

                                    E-1(e)-7

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

          as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Trustee and shall be forthwith delivered to the Trustee in the form in which received (with any necessary endorsement).

Irrevocable Proxy (Form Attached as Exhibit B to Holdings Security Agreement).

The form of proxy attached as Exhibit B to the Holdings Security Agreement will be amended by adding a reference to the Parity Debt Agreements and the debt outstanding thereunder to the enumeration of the instruments that must be satisfied before the proxy can be revoked, and the outstanding proxies will be replaced with new proxies in that form.

                                    E-1(e)-8

                       Form of Opinion of Special Counsel
                                 to the Company

     The closing opinion of Phillips Nizer Benjamin Krim & Ballon LLP, counsel for the Company, which is called for by Section 4.6 of the Note Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

     We have acted as counsel to Star Gas Partners, L.P., a Delaware limited partnership ("Star Partners"), Petro Holdings, Inc., a Minnesota corporation ("Petro Holdings"), Petroleum Heat and Power Co., Inc., a Minnesota corporation (the "Company," and together with Star Partners and Petro Holdings, the "Constituent Companies"), in connection with the execution and delivery of the Note Agreements and the Notes. This opinion letter is delivered pursuant to
Section 4.6 of the Note Agreements. Unless otherwise defined herein, or the context otherwise requires, capitalized terms used in this opinion letter shall have the meanings assigned to them in the Note Agreements.

     We have examined (i) the Basic Documents including without limitation, the Intercreditor Agreement Joinder dated as of August 13, 2001 among the Constituent Companies, Petro, Inc., a Delaware corporation, Ortep of Connecticut, Inc., a Connecticut corporation, Maxwhale Corp., a Minnesota corporation, Petro/Crystal Corp., a New York corporation, Ortep of New Jersey, Inc., a New Jersey corporation, Ortep of Pennsylvania, Inc., a Pennsylvania corporation, Marex corporation, a Maryland corporation, A.P. Woodson Company, a District of Columbia corporation, Star Gas Corporation, a Delaware corporation, Sy Luba Inc., a New York corporation, the Purchasers and HSBC Bank USA, a New York banking corporation and trust company ("Trustee") (the "Intercreditor Agreement Joinder"), (ii) the Equity Purchase Agreement dated as of July 31, 2001 by and among Petro, Inc., and Meenan Oil Co., Inc., a Delaware corporation, Meenan Oil Co., L.P., a Delaware limited partnership, Blueray Systems, Inc., a Delaware corporation, and Region Oil Plumbing, Heating and Cooling, Inc., a New Jersey corporation (the "Equity Purchase Agreement") and related documents entered into in connection with the Acquisition (as defined in the Equity Purchase Agreement ), (iii) the cross receipt dated the date hereof (as defined in and issued pursuant to the Underwriting Agreement dated as of August 9, 2001 among Star Gas Partners, L.P., Star Gas Propane L.P., Star Gas LLC, Star/Petro, Inc. and UBS Warburg, A.G. Edwards & Sons, Inc., Lehman Brothers, Dain Rauscher Wessels, First Union Securities, Inc. and CIBC World Markets), (iv) the cross receipt and affirmation dated as of August 13, 2001 among Petro, Inc. and Meenan Oil Co., Inc., Meenan Oil Co., L.P., Blueray Systems, Inc. and Region Oil Plumbing, Heating and Cooling, Inc. and (v) originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for purposes of this opinion.

     As used herein:

     (a) "UCC" means Articles 1, 8 and 9 of the Uniform Commercial Code in New York as in effect on the date hereof and where such Articles refer to jurisdictions other than the State of

                                 Exhibit 4.6(a)
                          (to Note Purchase Agreement)

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


New York, "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

     (b) the term "security interest" shall have the meaning ascribed thereto in the UCC.

     As to various questions of fact relevant to such opinions, we have relied, without independent verification, upon certificates of public officials, certificates of officers of the Constituent Companies (including the certificates delivered to you pursuant to Section 4.5 of the Note Agreements), the representations and warranties of the Constituent Companies in the Note Agreements, the Perfection Certificates dated March 29, 1999 (the "Perfection Certificate") as supplemented by an Officer's Certificate dated as of October 25, 2000 and an Officer's Certificate dated as of the date hereof and attached hereto (together, the "Officer's Certificates") and other information supplied to us by the Constituent Companies, including a compliance certificate from the officer of the Company, attached hereto, pursuant to Sections 7.1 and 7.2 of the Note Agreements, which, among other things, certifies facts related to the indebtedness incurred in connection with the issuance of the Notes ("Compliance Certificate"). With respect to our opinion in paragraph 18, we have relied upon a search report prepared by Nationwide Information Services, Inc. during May-June, 2001.

     For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals, (iii) the due authorization, execution and delivery of all documents, including without limitation, the Intercreditor Agreement Joinder, by all parties other than the Constituent Companies and the Subsidiaries and the validity and binding effect thereof on all parties other than the Constituent Companies and the Subsidiaries, (iv) that all the Purchasers have executed the Intercreditor Joinder Agreement, and (iv) each of the Purchasers and the Trustee is qualified to do business in the State of New York to the extent necessary to avail itself of the courts in the State of New York.

     Based upon the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power and the corporate authority to execute and deliver the Basic Documents to which it is a party and to issue the Notes.

     2. Star Partners is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute and deliver the Basic Documents to which it is a party.

     3. Petro Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power and the corporate authority to execute and deliver the Basic Documents to which it is a party.

                                   E-4.6(a)-2

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


          4. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and the corporate authority to execute and deliver the Basic Documents to which it is a party.

          5. The Basic Documents to which it is a party have been duly authorized by all necessary corporate or partnership action on the part of each Constituent Company, have been duly executed and delivered by each Constituent Company and constitute the legal, valid and binding contracts of each Constituent Company enforceable in accordance with their terms.

          6. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

          7. The Basic Documents to which each Subsidiary is a party have been duly authorized by all necessary corporate or partnership action on the part of such Subsidiary, have been duly executed and delivered by such Subsidiary and constitute the legal, valid and binding contracts of such Subsidiary enforceable in accordance with their terms.

          8. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          9. Each Constituent Company has full power and authority and is duly authorized to conduct the activities in which it is now engaged and (in the case of Petro Holdings and the Company) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         10. Star Gas LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to perform its obligations as general partner of Star Partners and Star Propane.

         11. Each Subsidiary of Star Partners is a corporation or partnership legally existing and in good standing under the laws of its jurisdiction of incorporation or formation and (in the case of each Subsidiary that is a corporation) is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As set forth in the stock book of each Subsidiary, all of the

                                   E-4.6(a)-3

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


issued and outstanding shares of capital stock or partnership interests of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned as indicated in Schedule 5.4 to the Note Agreements.

         12. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Basic Documents to which it is a party do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance other than the lien of the Security Documents upon any of the property of the Company pursuant to the provisions of the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument known to us to which the Company is a party or by which the Company may be bound.

         13. The execution, delivery and performance by each of the Parent Guarantors of the Basic Documents to which it is a party do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance other than the lien of the Security Documents upon any of the property of either Parent Guarantor pursuant to its governing documents (in the case of Star Partners) or pursuant to the provisions of its Certificate of Incorporation or By-laws (in the case of Petro Holdings) or (in the case of either Parent Guarantor) any agreement or other instrument known to us to which such Parent Guarantor is a party or by which such Parent Guarantor may be bound.

         14. The execution, delivery and performance by each Subsidiary of the Basic Documents to which it is a party do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance (other than the lien of the Security Documents) upon any of the property of any Subsidiary pursuant to its governing documents or any agreement or other instrument known to us to which such Subsidiary is a party or by which such Subsidiary may be bound.

         15. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal, state or local, is necessary in connection with the execution and delivery by any Constituent Company of the Basic Documents to which it is a party.

         16. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution and delivery by any Subsidiary of the Basic Documents to which it is a party.

         17. No mortgage, documentary, excise, stamp, or similar taxes are payable in connection with the execution, delivery, or recording of the Note Agreements or the other Basic Documents or the issuance and sale of the Notes, or the granting of the pledges, liens and security interests contemplated thereby. We assume that the statutory recording and filing fees

                                   E-4.6(a)-4

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


and taxes required to be paid upon the recording and filing of the Security Documents and the UCC-1 financing statements contemplated thereby have been paid.

         18. Subject to the assumptions and exceptions set forth in this opinion letter, the Pledge and Security Agreement dated as of March 25, 1999 among the Company, the Subsidiaries party thereto and the Trustee and the Pledge and Security Agreement dated as of March 25, 1999 between Petro Holdings and the Trustee (the "Security Agreements") create a continuing enforceable security interest in the Collateral (as defined in the Security Agreements) in favor of the Secured Parties (as defined in the Security Agreements). The Secured Parties have a perfected security interest in such of the Collateral as to which a security interest may be perfected by filing under Article 9 of the UCC.

         19. Subject to Section 8-511 of the UCC, the security interest created by the Security Agreements in rights of each Grantor in such of the Collateral (as defined in the Security Agreements) as consists of a security entitlement will be perfected (a) upon the Article 8 Intermediary's indicating by book entry that such security entitlement has been credited to the Trustee's securities account in the State of New York so that the Trustee becomes the entitlement holder or (b) upon the execution of a Securities Control Agreement (as defined in the Security Agreements), which agreement is subject to New York law among such Grantor, the Trustee and such intermediary. Assuming that the Trustee at the time of such perfection has no notice of any adverse claim with respect to such Collateral, or any offset against such Collateral, and that each Grantor has neither entered into any other Securities Control Agreement with any other party, with respect to, or granted such Intermediary a security interest in, such Collateral, then, at the time of such perfection, such security interest will be of first priority.

         20. The security interest created by the Security Agreements in each Grantor's rights in such of the Collateral as consists of instruments or money will be perfected upon delivery of such instruments or money to the Trustee in the State of New York. Assuming that at the time of such delivery (a) such instruments or money do not constitute identifiable cash proceeds against which a third party has a claim, (b) the Trustee has no knowledge of any adverse claim against such Collateral, (c) the Trustee has no right of offset against such money or instruments, (d) such instruments are properly indorsed to the Trustee and (e) the Trustee maintains continuous possession of such money or instruments in New York, then, at the time of such perfection, such security interest will be of first priority.

         21. The security interest created by the Security Agreements in each Grantor's rights in such of the Collateral as consists of certificated securities in bearer form will be perfected upon delivery (as defined in Section 8-301(a)(1)) of the UCC) of such certificated securities to the Trustee in the State of New York. Assuming the Trustee at the time of such delivery has no right of offset against the Collateral or notice of any adverse claim, and maintains continuous possession and control (as defined in Section 8-106(a) of the UCC) of such Collateral in New York, then, at the time of such perfection, such security interest will be of first priority.

                                   E-4.6(a)-5

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         22. The security interest created by the Security Agreements in each Grantor's rights in such of the Collateral as consists of certificated securities in registered form will be perfected upon either (a) delivery of such certificated securities to the Trustee in the State of New York, endorsed to the Trustee or in blank by an effective endorsement, or registered in the name of the Trustee, upon original issue or registration of transfer by the issuer, or
(b) delivery of such certificated securities in the State of New York specially endorsed to the Trustee by an effective endorsement. Assuming that the Trustee, at the time of such delivery, has no right of offset against such Collateral or notice of any adverse claim and maintains continuous possession of such Collateral in New York, then, at the time of such perfection, such security interest will be of first priority.

         23. The security interest created by the Security Agreements in each Grantor's rights in such of the Collateral as consists of Deposit Accounts (as defined in Section 9-102(a)(29) of the UCC will be perfected upon the due execution of a Blocked Account Agreement by the bank with which the relevant Deposit Account is maintained, the Trustee and applicable Grantor, granting the Trustee "control" pursuant to Section 9-104 of the UCC over the Blocked Account (as defined in the Blocked Account Agreement) and will remain perfected by control so long as the Trustee maintains "control" over the Blocked Accounts as provided in the Blocked Account Agreement, provided that either the Blocked Accounts are maintained in New York or remain subject to New York law. All terms used but not defined in this paragraph 23 shall have the meanings ascribed to them in the Intercreditor Agreement.

         24. To the best of our knowledge, there are no actions, suits or proceedings pending or, without independent inquiry, threatened against any of the Constituent Companies or the Subsidiaries or involving the assets of any of the Constituent Companies or the Subsidiaries, which could, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

         25. None of the Constituent Companies is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         26. None of the Constituent Companies is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. None of the Constituent Companies is subject to any law or regulation that limits its ability to incur the Indebtedness.

         27. The Company is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of any Notes will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board of Regulations U, T or X.

                                   E-4.6(a)-6

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     28. The Notes will be Parity Debt (as defined in the Intercreditor Agreement and pursuant to the Intercreditor Joinder Agreement) entitled to the benefits of the Security Documents and the Intercreditor Agreement. In rendering the opinion set forth in this paragraph 28, we have relied on a Compliance Certificate from the officer of the Company, attached hereto, which certifies that the indebtedness incurred in connection with the issuance of the Notes will be incurred in accordance with Section 10.1.2(a)(v) of the Note Exchange Agreements, Section 10.1.2(a)(v) of the Note Agreements and Section 8.2.2(a)(iv) of the Credit Agreement.

     29. The closings under the Underwriting Agreement, the Note Agreements and the Equity Purchase Agreement have all occurred.

     With respect to the opinion set forth in paragraph 19 above, we note that the applicability of certain provisions of the United States Regulations turns on whether the applicable state has adopted Article 8 as defined therein. Other than with respect to 31 C.F.R. Part 357 and 12 C.F.R. Part 912, the United States Regulations do not provide a mechanism for determining whether a particular state has adopted Article 8. The Department of the Treasury, however, has published a notice, 62 Fed. Reg. 61912 (1997), that it has determined that the State of New York has adopted Article 8 for purposes of 31 C.F.R. Part 357, and the other United States Regulations are based on, and are to be interpreted harmoniously with, 31 C.F.R. Part 357. In addition, pursuant to 12 C.F.R. ss.912.9(b), the determination of the Department of Treasury applied to 12 C.F.R. Part 912. We also note that specified government officials may have the power to waive the provisions of the United States Regulations. For purposes of this opinion, we have assumed that there is no such waiver.

     The opinions herein expressed are limited in all respects solely to the matters governed by the internal laws of the State of New York, the federal laws of the United States of America, the Delaware Revised Uniform Limited Partnership Act, the Minnesota Business Corporation Act and the corporate laws of the states of organization of the Subsidiaries. Our opinion as to the existence and good standing of Star Gas LLC is based solely upon a good standing certificate dated July 23, 2001 certified by the Secretary of State of the State of Delaware. Our opinion as to the existence and good standing of Star Partners is based solely upon a good standing certificate dated July 25, 2001 certified by the Secretary of State of the State of Delaware. Our opinion as to the existence and good standing of each of the Company and Petro Holdings is based solely upon good standing certificates dated July 26, 2001 certified by the Secretary of State of the State of Minnesota. Our opinion as to the existence and good standing of each of the Subsidiaries is based solely upon good standing certificates certified by the relevant states.

     To the extent that we render any opinion concerning the law of any state other than New York or to the specific state statutes referenced above, we have relied on a loose leaf compilation of the UCC laws of the several states entitled "Secured Transactions Guide" published by Commerce Clearing House, Inc. (5 Volumes), supplemented in July 2001 and a loose leaf compilation entitled "Corporation Statutes" published by Prentice Hall (8 Volumes), supplemented in July 2001.

                                   E-4.6(a)-7

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     Our opinion does not take account of, and we express no opinion with respect to, (i) any requirement of law which may be applicable to the transactions contemplated by the Note Agreements to which you are a party by reason of your legal or regulatory status or by reason of other facts particularly pertaining to you, or (ii) any approval or consent which you may be required to obtain from any third party.

     The opinions expressed above are subject to the following qualifications:

            (a) limitations imposed by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination including, without limitation, the effect of the Federal Bankruptcy Code, as amended, or any other federal or state insolvency or similar law on the Basic Documents or the transactions contemplated thereby;

            (b) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), as well as the possible award by courts of monetary relief in lieu of specific performance of contractual provisions;

            (c) the qualification that certain provisions of any such Basic Document might be unenforceable in whole or in part if such enforcement would be against public policy under the circumstances or would otherwise be limited by applicable state law, but in our opinion, such laws will not materially interfere with the practical realization of the benefits or security intended to be provided by the Basic Documents;

            (d) the possible requirement that actions taken, or not taken, by parties to any document be taken or not taken in good faith;

            (e) any overriding duty of the Secured Parties to act as to every aspect of the disposition of Collateral, or realization thereon, in a commercially reasonable matter;

            (f) the unenforceability under certain circumstances of provisions imposing forfeitures;

            (g) the possible unenforceability under certain circumstances of provisions purporting to release or exculpate any party from liability for its acts or omissions, or purporting to impose a duty upon any party to indemnify any other party when the claimed damages result from the gross negligence or willful misconduct of the party seeking such indemnity;

                                   E-4.6(a)-8

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


            (h) the enforceability of certain indemnification provisions in the Basic Documents may be limited by public policy considerations;

            (i) limitations imposed by the UCC, as adopted in any applicable jurisdiction, relating to or affecting remedies provided under the Basic Documents;

            (j) the effect of general rules of contract law, including, without limitation, the rule that a choice of one remedy may be a bar to another remedy if the remedies are inconsistent and the other party has materially changed its position in reliance on the choice;

            (k) the effect of general rules of tort law and of Section 9-609 of the UCC which limit the right of a creditor to use force or to cause a breach of the peace in the enforcement of the creditor's rights; and

            (l) our opinion concerning the validity and enforceability of any security interest assumes that the Grantors of the security interest receive value from the Secured Parties, that the Trustee and the Secured Parties acquire their interest in the Collateral in good faith and without notice of any adverse claim, that the Grantors have good title to the Collateral, and is subject to the following qualifications:

                 (i) continuation statements must be filed pursuant to the provisions of Section 9-515 and the transition rules set forth in
            Article 9, Part 7 of the UCC ("Transition Rules"), to maintain the perfection of the security interests evidenced by the UCC-1 financing statements, referred to in paragraph 18 hereof.

                 (ii) in the case of proceeds, continuation of perfection and priority of the Secured Parties' liens and security interests therein are limited to the extent set forth in Section 9-315 of the UCC; and

                 (iii) in the case of property which becomes Collateral after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

     We express no opinion as to (a) the priority of any security interest purported to be created by any agreement, filing or otherwise, except as provided in paragraphs 19, 20, 21, 22 and 23 (b) any Grantor's rights in or title to any Collateral, or (c) perfection of any lien on nominal amounts of securities of publicly-traded companies held for the purpose of obtaining financial information.

     We call to your attention the following:

                                   E-4.6(a)-9

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


           (a) A court may on its own motion dismiss an action on the ground of forum non conveniens;
      ----- --- ----------

           (b) The right to proceeds of the Collateral is subject to limitations set forth in the UCC;

           (c) Buyers and pledgees of the Collateral may, in certain circumstances specified in the UCC, acquire the Collateral free of the Secured Parties' security interest, and, under certain circumstances set forth in the Federal Bankruptcy Code, buyers and pledgees may acquire interests in the Collateral free and clear of and/or superior in right to the Secured Parties' security interest;

           (d) To the extent that the Collateral includes Deposit Accounts (as defined in the Security Agreements), we express no opinion as to the perfection of a security interest in such Deposit Accounts except as provided in paragraphs 19, 20, 21, 22 and 23;

           (e) To the extent that the Collateral includes proceeds of any pledged property governed by Article 8 of the UCC, we express no opinion with regard to the perfection of a security interest in such proceeds by filing or otherwise;

           (f) For purposes of this opinion with respect to perfection in paragraphs 18, 19, 20, 21, 22 and 23, the definition of Collateral does not include any Assets or Equity Interests(as such terms are defined in the Equity Purchase Agreement ). For purposes of this opinion all references to "Grantors," "Subsidiaries" or "Constituent Companies" herein shall not include any Companies (as defined in the Equity Purchase Agreement).

           (g) To the extent that any of the Collateral includes one or more copyrights, we express no opinion with regard to the perfection of any pledge of any copyright that is not recorded in the U.S. Copyright Office;

           (h) To the extent that any of the Collateral consists of a license or contract, we express no opinion as to whether it may be pledged or assigned without the consent of the other party; and

           (i) Our opinions as to the perfection of a security interest in a Trademark is subject to the condition that the security interest be recorded in the U.S. Patent and Trademark Office within three (3) months after the date of the grant of the security interest and the perfection thereof will not be complete until such recordation in accordance with Title 15, U.S Code, Section 1060.

           (j) Our opinion with respect to paragraph 29 is being delivered contemporaneously with the closing for the Acquisition (as defined in the Equity Purchase Agreement), the closing for the public offering of 3,250,000 common units of

                                   E-4.6(a)-10

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


          limited partnership interests of Star Partners to be purchased by the Underwriters named in and pursuant to the terms of an Underwriting Agreement dated the date hereof and the closing for the purchase of the Notes, as provided in Section 3 of the Note Agreements. For purposes of this paragraph, and paragraph 29, "closing" means the contemporaneous (1) affirmation by counsel to each of the parties to the Cross Receipt executed by the Underwriters and Star Partners that each has delivered the items specified therein, (2) affirmation by counsel to the Purchasers listed on Schedule I hereto that the Notes have been delivered and the Purchasers are simultaneously wiring the purchase price therefor in accordance with Section 3 of the Note Agreements and (3) affirmation by (i) the Buyer (as defined in the Equity Purchase Agreement) that upon receipt of the funds required to be paid to Star Partners pursuant to the Underwriting Agreement and the funds required to be paid to Petroleum Heat and Power Co., Inc. by the Purchasers of the Notes it will promptly pay to the Sellers (as defined in the Equity Purchase Agreement) all amounts ("Closing Payments") required to be paid by the Buyer at the Closing (as defined in the Equity Purchase Agreement) and (ii) by the Sellers that upon receipt of the Closing Payments they will deliver the Equity Interests (as defined in the Equity Purchase Agreement) to the Buyer.

          Without limiting the generality of the foregoing, we express no opinion as to the validity or enforceability of any provisions of the Basic Documents relating to waivers, subrogation rights, rights of subordination, penalties, charges, powers of attorney, self-help remedies, the establishment of evidentiary standards, discharge of defenses, liquidated damages, disclosures, delay or omission of enforcement of rights or remedies, severability, or marshalling of assets.

          This opinion letter is predicated solely upon laws and regulations in existence as of the present date and as they presently apply, and to the facts as they presently exist. We assume no obligation to revise or supplement this opinion letter should the present laws be changed by legislative action, judicial decision or otherwise.

          The qualification of any opinion herein by use of the words "to our knowledge," "known to us" or similar words means the actual knowledge of those attorneys of the undersigned who have represented the Constituent Companies generally or in connection with the transactions contemplated by the Note Agreements. We have relied solely upon the examination and inquiries recited herein and have not undertaken any investigation to determine the existence or absence of such matters, documents or facts and no inference as to our actual knowledge should be drawn from the fact of our representation of the Constituent Companies or otherwise.

          This opinion letter is limited to the matters set forth herein and no opinion is intended to be implied or inferred beyond those expressly stated herein. We have not been asked, and we do not undertake to render any opinion with respect to any matters except as expressly set forth herein or to advise you in any matters that may hereafter be brought to our attention.

                                  E-4.6(a)-11

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


         Alan Shapiro, a member of this firm, is the Assistant Secretary of each of the Constituent Companies. Knowledge obtained by him in his corporate capacity (other than actual knowledge) may not be imputed to the firm.

         This opinion letter is for your benefit only and may not be relied upon by any other person other than HSBC Bank USA (formerly Marine Midland Bank), as Trustee under the Security Agreements, your special counsel or your successors and assigns (including successive holders of the Notes) or quoted by any person intended to rely on it (except that the opinion may be furnished to auditors, governmental regulators and administrative agencies as is necessary in the ordinary course of business of such addressee). This opinion letter is as of the date hereof and we disclaim any obligation to advise you of any change which hereafter may be brought to our attention.


                                        Very truly yours,

                                        PHILLIPS NIZER BENJAMIN
                                           KRIM & BALLON LLP


                                        By:__________________________

                                  E-4.6(a)-12

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                                   SCHEDULE I
                                   ----------

Purchasers
----------

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

FORT DEARBORN LIFE INSURANCE COMPANY

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

C.M. LIFE INSURANCE COMPANY

MASSMUTUAL ASIA LIMITED

JOHN HANCOCK LIFE INSURANCE COMPANY

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

THE OHIO NATIONAL LIFE INSURANCE COMPANY

UNITED OF OMAHA LIFE INSURANCE COMPANY

COMPANION LIFE INSURANCE COMPANY

PHOENIX LIFE INSURANCE COMPANY

PHL VARIABLE INSURANCE COMPANY

FIRST UNUM LIFE INSURANCE COMPANY

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

FEDERAL KEMPER LIFE ASSURANCE COMPANY-FA

DELTA LIFE & ANNUITY COMPANY

THE OHIO CASUALTY INSURANCE COMPANY

SECURITY FINANCIAL LIFE INSURANCE CO.

                                   E-4.6(a)-13

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


To the Purchasers named in Schedule
A of the Note Purchase Agreements
dated as of July 30, 2001


                              Officer's Certificate
                              ---------------------

          I, George Leibowitz, the undersigned, do hereby certify that I am the Treasurer of Petroleum Heat and Power Co., Inc., Petro Holdings, Inc., Petro, Inc., Ortep of Connecticut, Inc., Maxwhale Corp., Petro/Crystal Corp., Ortep of New Jersey, Inc., Ortep of Pennsylvania, Inc., Marex Corporation, A.P. Woodson Company, Star Gas Corporation and Sy Luba Inc. (collectively, the "Companies") and hereby further certify that the facts set forth in the Perfection Certificates of the Companies dated March 26, 1999 (the "Perfection Certificates") as supplemented by the Officer's Certificate of the Company dated October 25, 2000 are true and correct as of the date hereof, except as follows:

SECTION 1.                 LOCATIONS:  JURISDICTIONS OF FORMATION

          Section 1 is amended to provide for the domestic jurisdiction of each Grantor, the corporate file number, if any, in such jurisdiction and the Federal Employee Identification Number ("FEIN") of each Grantor as follows:

GRANTOR                                  JURISDICTION                 FILE NUMBER            FEIN
Petro Holdings, Inc.                     Minnesota                    10J-870                06-1538741

Petroleum Heat and Power Co., Inc.       Minnesota                    5I-939                 06-1183025

Maxwhale Corp.                           Minnesota                    5P-883                 06-1207261

Ortep of Connecticut, Inc.               Connecticut                  0043584                06-0857666

Ortep of New Jersey, Inc.                New Jersey                   0100241156             06-1127597

Ortep of Pennsylvania, Inc.              Pennsylvania                 830187                 23-2319071

Petro/Crystal Corp.                      New York                     N/A                    14-1546762

Star Gas Corporation                     Delaware                     2129737                21-0691788

Petro, Inc.                              Delaware                     0808113                74-1810078

A.P. Woodson Company                     District of Columbia         820555                 06-1059668

Marex Corporation                        Maryland                     D01242627              52-1224796

Sy Luba Inc.                             New York                     N/A                    11-2039315

A Certificate of Dissolution dissolving CBW Realty Corp. of Connecticut was filed with the Secretary of State of Connecticut on December 15, 2000.

                                  E-4.6(a)-14

Star Gas Partners, L.P.                                Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


SECTION 2.       LOCATIONS: COLLATERAL

     Schedule 2(b) is further supplemented by the addition of the following locations:

Legal Entity                             Name/Address                              Name/Address
Petro, Inc.                              Bayside
                                         1820 Cropsey Avenue
                                         Brooklyn, NY  11214

Sy Luba Inc.                             251 Northern Blvd.
                                         Great Neck, NY  11021

Petroleum Heat and Power Co., Inc.       Inland Fuel Terminals                     Stuyvesant
(sites where Collateral is stored)       154 Admiral Street                        642 Southern Blvd.
                                         P. O. box 1141                            Bronx, NY  10455
                                         Bridgeport, CT  06661

                                         Global Oil Co.                            Commander Oil Corp.
                                         800 South Street                          One Commander Square
                                         P. O. Box 9161                            Oyster Bay, NY  11771
                                         Waltham, MA  02454-9161

                                         Sprague Energy Corp.                      Carbo Industries
                                         Two International Drive                   1 Bay Boulevard
                                         Suite 200                                 Lawrence, NY  11559
                                         Portsmouth, NH  03801

                                         Castle Port Morris Terminal Inc.
                                         939 East 138/th/ Street
                                         Bronx, NY  10454

SECTION 3.       SEARCH REPORTS.

     Schedule 3 is supplemented by the addition of the attached summary of search reports prepared by Phillips Nizer Benjamin Krim & Ballon LLP with respect to the collateral of Sy Luba Inc. based on search reports provided by Nationwide Information Services as supplemented by Lexis Document Services.

SECTION 4.       UCC FILINGS

     In accordance with the provisions of Section 4, a financing statement on Form UCC-1 with respect to Sy Luba Inc. as debtor in substantially the form of
Schedule 4 hereto has been

                                   E-4.6(a)-15

Star Gas Partners, L.P.                                Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


delivered to the Secured Parties for filing in the Uniform Commercial Code filing office of the State of New York.

SECTION 5.       SCHEDULE OF FILINGS.

     Schedule 5 is supplemented by the addition of the filing of a financing statement with respect to Sy Luba Inc. as follows:

Debtor            Filing Office                    Filing Date      File Number

Sy Luba Inc.      New York Secretary of State      07/16/2001       132887


       Capitalized terms used in this Certificate which are not defined herein shall have the respective meanings set forth in the Pledge and Security Agreement dated as of March 25, 1999 between Petro Holdings, Inc. and Marine Midland Bank, as Trustee and the Pledge and Security Agreement Dated as of March 25, 1999 among the Grantors named therein and Marine Midland Bank, as Trustee.

                            [SIGNATURE PAGE FOLLOWS]

                                   E-4.6(a)-16

Star Gas Partners, L.P.                                Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered this ___ day of ________________, 2001.


                                            PETRO HOLDINGS, INC.
                                            PETROLEUM HEAT AND POWER CO., INC.
                                            PETRO, INC.
                                            ORTEP OF CONNECTICUT, INC.,
                                            MAXWHALE CORP.
                                            PETRO/CRYSTAL CORP.
                                            ORTEP OF NEW JERSEY, INC.
                                            ORTEP OF PENNSYLVANIA, INC.
                                            MAREX CORPORATION
                                            A.P. WOODSON COMPANY
                                            STAR GAS CORPORATION
                                            SY LUBA INC.



                                            ___________________________________
                                            George Leibowitz
                                            Treasurer

                                   E-4.6(a)-17

Star Gas Partners, L.P.                                Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                                   SCHEDULE 3

------------------------------------------------------------------------------------------------------------------------------------
       Debtor          Jurisdiction     Filing Date    Filing No.         Secured Party                      Comments
------------------------------------------------------------------------------------------------------------------------------------
Sy Luba Inc.       New York Secretary  06/02/95      112155        Transamerica Commercial    .       Collateral:  inventory
                   of State                                        Finance Corporation        .       Amendment filed 02/18/97
                                                                   [Awaiting termination              (033650) - amends collateral
                                                                   confirmation information]  .       Amendment filed 02/18/97
                                                                                                      (033672) - amends collateral
                                                                                              .       Amendment filed 04/03/00
                                                                                                      (066453) - amends
                                                                                                      Secured Party address
                                                                                              .       Continuation filed 04/03/00
                                                                                                      (66454)
------------------------------------------------------------------------------------------------------------------------------------
Sy Luba Inc.       New York Secretary  07/16/2001    132887        HSBC Bank USA, as Trustee  .       Blanket lien
                   of State
------------------------------------------------------------------------------------------------------------------------------------
Sy Luba Inc.       Nassau County, NY   10/26/92      92-14555      General Electric Capital   .       Collateral:  inventory
                                                                   Corporation                .       Continuation filed 10/07/96
                                                                   [Lien still on file, but
                                                                   paid off and lien is not
                                                                   perfected.  Terminated at
                                                                   state level, but not in
                                                                    Nassau County]
------------------------------------------------------------------------------------------------------------------------------------
Sy Luba Inc.       Nassau County, NY   04/17/00      UC00007026    Transamerica Commercial    Collateral: inventory
                                                                   Finance Corp.
                                                                   [Awaiting termination
                                                                   confirmation information]
------------------------------------------------------------------------------------------------------------------------------------
Sy Luba Heating    New York Secretary                                                         NO RECORD
and Air            of State
Conditioning Inc.

------------------------------------------------------------------------------------------------------------------------------------
Sy Luba Heating    Nassau County, NY                                                          NO RECORD
and Air
Conditioning Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                   E-4.6(a)-18

Star Gas Partners, L.P.                                Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                             COMPLIANCE CERTIFICATE


                                         Financial Statement Date: June 30, 2001
                                                                   -------------


     Reference is made to the certain Intercreditor and Trust Agreement dated as of March 25, 1999, among Star Gas Partners, L.P. ("Star Partners"), Petro Holdings, Inc. ("Petro Holdings"), Petroleum Heat and Power Co., Inc. (the "Company" or "Borrower") and its Subsidiaries, Marine Midland Bank ("Trustee"), certain Purchasers and Banks, Bank of America National Trust and Savings Association (as "Agent" and "Issuer"), and Chase Manhattan Bank ("Chase"), as amended by a First Supplement dated as of October 1, 2000 among Star Partners, Petro Holdings, the Company and its Subsidiaries and various parties, and a Second Supplement dated as of June 1, 2001 among Star Partners, Petro Holdings, the Company, and its Subsidiaries (as supplemented, the "Intercreditor Agreement"), and pursuant to a Second Amended and Restated Credit Agreement dated as of June 15, 2001, among the Company and various financial institutions and Bank of America, N.A. (as "Agent"), and other parties, as amended by a First Amendment dated as of June 30, 2001 among the Company and various financial institutions, Bank of America, N.A., ("Credit Agreement"), in connection with the issuance of Notes under the Note Purchase Agreements, including that certain Note Purchase Agreement, dated as of July 30, 2001, among the Company, Star Partners, Petro Holdings and several financial institutions (the "Lenders"). All Capitalized terms not defined herein shall be those referenced in the Intercreditor Agreement.

     Intending that Phillips Nizer Benjamin Krim & Ballon LLP will rely upon this Compliance Certificate in rendering a legal opinion to the purchasers of the Notes (as identified in Schedule A to the Note Purchase Agreement) and pursuant to Section 7.1 and 7.2 of the Note Purchase Agreement, the undersigned hereby certifies to Phillips Nizer Benjamin Krim & Ballon LLP and to the purchasers of the Notes under the Note Purchase Agreement, that as of the date hereof that he is the Responsible Officer (as defined in the Note Purchase Agreement) of the Borrower and Star Partners, and that, as such, he is authorized to execute and deliver this Certificate to the Lenders, the Issuer, Chase and the Agent on the behalf of the Borrower and Star Partners, and that:

     1. The incurrence of any indebtedness incurred in connection with the issuance of the Notes under the Note Purchase Agreement complies with the requirements of Section 10.1.2(a)(v) of the Note Exchange Agreements, Section 10.1.2(a)(v) of the New Note Agreements and Section 8.2.2(a)(iv) of the Credit Agreement, all as more fully explained in the attached Schedule 2.

     2. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated (and in the case of Petro Holdings, consolidating) balance sheets of the Petro Holdings, the Borrower and the Subsidiaries as at the end of the Fiscal Quarter ended June 30, 2001 and (b) the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared appropriate, consolidating) statements

                                   E-4.6(a)-19

Star Gas Partners, L.P.                                Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


of income, surplus, cash flows and stockholders' equity of the Petro Holdings, the Borrower and the Subsidiaries for such period and for the period from the beginning of the current Fiscal Year to the end of such fiscal period, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and such financial statements, present in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods.

     3. As of the date hereof, no Default or Event of Default has occurred and is continuing.

     4. The following financial covenant analyses and other information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this certificate as of June 30, 2001.

                                     PETROLEUM HEAT AND POWER CO., INC.


                                     By:________________________________________
                                        Name:     James J. Bottiglieri
                                        Title:    Vice President

                                        STAR GAS PARTNERS, L.P.
                                        By: Star Gas LLC, its managing general
                                            partner


                                     By:________________________________________
                                        Name:     George Leibowitz
                                        Title:    Chief Financial Officer

                                   E-4.6(a)-20

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                                   SCHEDULE 1
                                   ----------

                      PETRO HOLDINGS, INC. AND SUBSIDIARIES

                          Consolidating Balance Sheets

        (In thousands)                                                                   June 30, 2001
                                                              ---------------------------------------------------------------
                                                    Material   Petroleum Heat &   Petro                                September 30,
Assets                                            Subsidiaries  Power Co., Inc.  Holdings  Eliminations  Consolidated      2000
------                                            ------------  ---------------  --------  ------------  ------------  -------------
Current assets:
 Cash                                               $     140      $      --     $     922   $           $      1,062    $   6,288
 Investments                                               --            862            --                        862          862
 Accounts receivable                                   65,671             --        16,066                     81,737       51,475
 Inventories                                            9,714             --         3,278                     12,992       21,637
 Prepaid expenses                                      13,998          1,269           957                     16,224       11,146
 Notes receivable and other current assets                629             --            37                        666        1,994
                                                    ---------      ---------     ---------                  ---------    ---------
  Total current assets                                 90,152          2,131        21,260                    113,543       93,402
                                                    ---------      ---------     ---------                  ---------    ---------

Property, plant and equipment - net                    38,247             --         7,335                     45,582       39,026

Long-term portion of accounts receivable                5,638             --         1,312                      6,950        7,282

Intangible assets
  Customer lists                                       72,167             --        25,632                     97,799       88,042
  Deferred charges                                    109,153          2,301        43,877                    155,331      147,708
                                                    ---------      ---------     ---------                  ---------    ---------
                                                      181,320          2,301        69,509                    253,130      235,750
                                                    ---------      ---------     ---------                  ---------    ---------

Investment in subsidiary                                   --         (5,157)      (30,118)     35,275             --
Other assets                                              307             --            --                        307          319
                                                    ---------      ---------     ---------   ---------      ---------    ---------
                                                    $ 315,664      $    (725)    $  69,298   $  35,275   $    419,512    $ 375,779
                                                    =========      =========     =========   =========      =========    =========

Liabilities and Stockholders' Equity (Deficiency)
-------------------------------------------------
Current liabilities:
 Current debt                                       $      --      $  13,181     $      --   $           $     13,181    $   7,669
 Working capital borrowings                                --          8,000            --                      8,000       17,000
 Accounts payable                                      11,041             --         1,486                     12,527       12,272
 Customer credit balances                               8,407             --         1,428                      9,835       26,101
 Unearned service contract revenue                     12,406             --         3,897                     16,303       15,654
 Due to / (from) affiliates                           260,102       (213,411)      (46,691)                        --           --
 Accrued expenses                                      28,865          4,285         2,011                     35,161       36,882
                                                    ---------      ---------     ---------                  ---------    ---------
  Total current liabilities                           320,821       (187,945)      (37,869)                    95,007      115,578
                                                    ---------      ---------     ---------                  ---------    ---------

Supplemental benefits and other long-term
 liabilities                                               --            118            --                        118          399
Pension plan obligation                                    --          4,096            --                      4,096        4,096
Long-term debt                                             --        213,124            --                    213,124      186,397

Stockholders' equity (deficiency):
 Common stock                                              --             --             2                          2            2
 Additional paid-in capital                                --             --       140,274                    140,274      127,074
 Retained earnings (deficit)                           (5,076)       (30,118)      (33,028)     35,194        (33,028)     (57,767)
 Accumulated other comprehensive income (loss)            (81)             -           (81)         81            (81)           -
                                                     ---------     ---------       --------  ---------    ------------  ----------
     Total stockholders' equity (deficiency)           (5,157)       (30,118)      107,167      35,275        107,167       69,309
                                                     ---------     ---------      --------   ---------    -----------   ----------
                                                     $ 315,664     $    (725)     $ 69,298   $  35,275    $   419,512   $  375,779
                                                     =========     =========      ========   =========    ===========   ==========

                                   E-4.6(a)-21

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                      PETRO HOLDINGS, INC. AND SUBSIDIARIES

                      Consolidated Statements of Operations

                                                            Nine Months              Nine Months
                    (In thousands)                             Ended                    Ended
                                                           June 30, 2000            June 30, 2001
                                                           -------------            -------------
  Net sales                                                    $ 503,270            $     681,872

  Costs and expenses

    Cost of sales                                                345,201                  489,064
    Selling, general and administrative expenses                  70,535                   84,432
    Direct delivery expense                                       24,940                   31,790
    Amortization of customer lists                                 7,355                    8,798
    Depreciation of plant and equipment                            4,396                    5,858
    Amortization of deferred charges                               4,567                    5,438
    Provision for supplemental benefits                               51                       34
                                                               ---------            -------------
     Operating income                                             46,225                   56,458

  Other income (expense):
    Interest expense                                             (14,679)                 (17,804)
    Amortization of debt issuance cost                              (258)                    (290)
    Interest income                                                1,697                    2,353
    Other                                                              8                      (21)
                                                               ---------            --------------
     Income before income taxes                                   32,993                   40,696

  Income taxes                                                       300                    1,550
  Cumulative change for adoption of SFAS #133                          -                   (2,093)
                                                               ---------            -------------
     Net income                                                $  32,693            $      41,239
                                                               =========            =============


                                   E-4.6(a)-22

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                      PETRO HOLDINGS, INC. AND SUBSIDIARIES

                      Consolidated Statements of Operations

                                                               Three Months      Three Months
                    (In thousands)                                Ended              Ended
                                                              June 30, 2000      June 30, 2001
                                                              -------------      -------------
  Net sales                                                      $   95,302         $  117,197

  Costs and expenses:
    Cost of sales                                                    73,248             90,782
    Selling, general and administrative expenses                     22,433             26,841
    Direct delivery expense                                           5,044              6,370
    Amortization of customer lists                                    2,528              3,003

    Depreciation of plant and equipment                               1,553              2,147
    Amortization of deferred charges                                  1,605              1,856
    Provision for supplemental benefits                                  18                 11
                                                                 ----------         ----------
     Operating loss                                                 (11,127)           (13,813)

  Other income (expense):
    Interest expense                                                 (4,855)            (5,605)
    Amortization of debt issuance cost                                  (91)               (98)
    Interest income                                                     783              1,065
    Other                                                                (6)               (13)
                                                                 ----------         -----------
     Loss before income taxes                                       (15,296)           (18,464)

  Income taxes                                                           25                 25
                                                                 ----------         ----------

     Net loss                                                    $  (15,321)        $  (18,489)
                                                                 ==========         ==========

                                   E-4.6(a)-23

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                                   E-4.6(a)-24

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                      PETRO HOLDINGS, INC. AND SUBSIDIARIES

           Consolidated Statements of Changes in Stockholders' Equity

                         Nine Months Ended June 30, 2001

   (In thousands)

                                          Common Stock        Class B Common Stock   Additional  Retained      Other
                                     ------------------------ --------------------
                                       No. of                 No. of                   Paid-In   Earnings/ Comprehensive
                                       Shares      Amount     Shares         Amount    Capital   (Deficit)     Loss         Total
                                       ------      ------     ------         ------    -------   ---------     ----         -----


                                     -----------------------------------------------------------------------------------------------
Balance at 9/30/00                      1         $ 1        11             $ 1     $127,074    $(57,767)    $     -     $ 69,309


Net income                                                                                        41,239                   41,239

SFAS #133 Accounting Principle change                                                                            (81)         (81)

Equity contribution from Star Gas

 Propane, L.P.                                                                        13,200                               13,200

Distributions to Star Gas Partners                                                               (16,500)                 (16,500)

                                     -----------------------------------------------------------------------------------------------
Balance at 6/30/01                      1         $ 1        11             $ 1     $140,274    $(33,028)    $   (81)    $107,167
                                     ===============================================================================================

                                   E-4.6(a)-25

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                      PETRO HOLDINGS, INC. AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                                                                                                       Nine Months Ended
     (In thousands)                                                                                         June 30,
                                                                                                 -----------------------------
Cash flows from (used in) operating activities:
----------------------------------------------
Net income                                                                                       $  32,693           $  41,239
Adjustments to reconcile net income to net cash used in operating activities:
  Other comprehensive loss                                                                               -                 (81)
  Amortization of customer lists                                                                     7,355               8,798
  Depreciation of plant and equipment                                                                4,396               5,858
  Amortization of deferred charges                                                                   4,567               5,438
  Amortization of debt issuance costs                                                                  258                 290
  Provision for losses on accounts receivable                                                        1,101               2,672
  Provision for supplemental benefits                                                                   51                  33
  Other                                                                                                (20)                 21

  Change in Operating Assets and Liabilities, net of effects of acquisitions:
    Increase in accounts receivable                                                                (30,486)            (32,602)
    Decrease in inventory                                                                            4,450               8,645
    Decrease (increase) in other current assets                                                        945              (5,203)
    Decrease in other assets                                                                            76                  12
    Decrease in receivable from Star Gas Partners                                                        -               1,453
    Increase in accounts payable                                                                     1,184                 255
    Decrease in customer credit balances                                                           (17,235)            (16,266)
    Increase in unearned service contract revenue                                                      326                 649
    Decrease in accrued expenses                                                                    (7,761)             (1,721)
                                                                                                 ---------           ---------
    Net cash used in operating activities                                                            1,900              19,490
                                                                                                 ---------           ---------


Cash flows from (used in) investing activities:
----------------------------------------------
  Acquisitions                                                                                     (15,334)            (35,294)
  Capital expenditures                                                                              (1,752)             (8,059)
  Net proceeds from sales of fixed assets                                                               55                  47
                                                                                                 ---------            --------
Cash flows from (used in) financing activities:
----------------------------------------------
  Debt borrowings                                                                                   19,529              42,985
  Acquisition facility repayments                                                                        -              (4,000)
  Debt repayment                                                                                    (1,239)             (6,746)
  Credit facility borrowings                                                                        55,000              86,000
  Equity contribution from Star Gas Propane, L.P.                                                    2,994              13,200
  Credit facility repayments                                                                       (48,000)            (95,000)
  Dividend distributions to Star Gas                                                               (15,178)            (16,500)
  Other                                                                                               (951)             (1,349)
                                                                                                 ---------           ---------
   Net cash provided by financing activities                                                        12,155              18,590
                                                                                                 ---------           ---------

   Net decrease in cash                                                                             (2,976)             (5,226)
   Cash at beginning of period                                                                       4,270               6,288
                                                                                                 ---------           ---------
   Cash at end of period                                                                         $   1,294            $  1,062
                                                                                                 =========           =========

                                   E-4.6(a)-26

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


                                   E-4.6(a)-27

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                                   Schedule 2

Section 10.1.2   Incurrence of Debt.

     (a) Neither Petro Holdings nor the Company will, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any debt other than:

         (v) Debt of the Company or Petro Holdings in addition to that permitted under clauses (i) through (iv) above, provided that on the date the Company or Petro Holdings becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                       (x) the ratio of Consolidated Pro Forma Total Debt to Consolidated Pro Forma Operating Cash Flow for the Four-Quarter Period then most recently ended at least 30 days prior to the date of determination would not exceed 4.5 to 1.0,

                  (y) the ratio of Consolidated Pro Forma Operating Cash Flow to Consolidated Pro Forma Interest Expense is at least 2.25 to 1.0 for the Four-Quarter Period then most recently ended at least 30 days prior to the date of determination, and

                   Ratio of Consolidated Pro Forma Total Debt to

                   Consolidated Pro Forma Operating Cash Flow
                   ------------------------------------------

         (000's)

         Consolidated Pro Forma Operating Cash Flow:
         ------------------------------------------



                    LTM 6/30/01                               $  65,953

                    Armstrong acquisition                           560

                    LTM 3/31/01 Meenan                           19,637
                                                              ---------

                              Total                           $  86,150
                                                              =========

                                   E-4.6(a)-28

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

         Consolidated Pro Forma Total Debt:
         ---------------------------------

                            June 30, 2001                          $  226,305

                            Armstrong acquisition                       2,000

                            Senior note issuance                      103,000

                            Meenan standby letters of credit            7,000
                                                                   ----------

                                      Subtotal                        338,305

         Less: Bank acquisition facility repaid with

                     Proceeds of debt offering                        (32,000)
                                                                   ----------

                                      Total                        $  306,305
                                                                   ==========

                                      Ratio                              3.55x
                                                                   ==========

                                      Requirement                        4.50x
                                                                   ==========

                                   E-4.6(a)-29

Star Gas Partners, L.P.                                 Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

         Page 2

               Ratio of Consolidated Pro Forma Operating Cash Flow

                   to Consolidated Pro Forma Interest Expense
                   ------------------------------------------

         Consolidated pro forma operating cash flow from above                          $  86,150
         -----------------------------------------------------                          =========



         Consolidated pro forma interest expense:
         ----------------------------------------

                            LTM 6/30/01                                                 $  20,509

                            Armstrong acquisition                                             160

                            Senior note issuance                                            8,496

                            Meenan working capital interest                                 1,300
                                                                                        ---------

                                      Subtotal                                             30,465



         Less:  Interest on bank acquisition facility repaid with proceeds                 (2,560)

                   Interest income at 5%on $11 million of unapplied borrowings               (550)
                                                                                        ---------

                                      Total                                             $  27,355
                                                                                        =========

                                      Ratio                                                  3.15x
                                                                                        =========

                                      Required                                               2.25x
                                                                                        =========

                                   E-4.6(a)-30

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.

                                   Schedule 2

Section 8.2.2     Indebtedness.

         (a) Holdings and the Borrower will not, nor will they permit any of the Material Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

             (iv) additional secured Indebtedness of Holdings, the Borrower and the Material Subsidiaries in excess of Indebtedness permitted by clauses (i) and (ii) above, if (A) Holdings, the Borrower and the
         --------------------
         Material Subsidiaries are in compliance with the covenant on pro forma Consolidated Cash Flow to Interest Expense Ratio set forth in Section
                                                                       -------
         8.2.4(b) (including the Indebtedness to be incurred and the repayment
         --------
         of any Indebtedness being refinanced), (B) Holdings, the Borrower and the Material Subsidiaries are in compliance with the pro forma Leverage Ratio covenant set forth in Section 8.2.4(a), (C) in the case of
                                     ---------------
         Indebtedness (other than Borrower notes) incurred in connection with Capitalized Lease Liabilities, the obligations incurred do not exceed the fair market value of such property or assets (as determined in good faith by the Board of Directors of the Borrower), (D) to the extent such Indebtedness is pari passu with the other Senior Debt, the creditors in respect of such additional Indebtedness shall have become parties to the Increditor Agreement and the Increditor Agreement shall have been amended, if necessary, to reflect such additional Indebtedness and otherwise shall be in form and substance satisfactory to the Agent and the Lenders, (E) to the extent such Indebtedness is subordinate to the Senior Debt, such Indebtedness constitutes Permitted Subordinated Debt, and (F) no Default or Event of Default would exist after incurring such Indebtedness.

                                 Leverage Ratio
                                 --------------

                                     (000's)

              Consolidated Cash Flow:
              ----------------------

                 LTM 6/30/01                           $65,953
                 Armstrong acquisition                     560
                 LTM 3/31/01 Meenan                     19,637
                                                       -------
                     Total                             $86,150
                                                       =======

              Funded Debt:
              -----------

                 June 30, 2001                        $226,305
                 Armstrong acquisition                   2,000
                 Senior note issuance                  103,000
                                                      --------
                     Subtotal                          331,305


                                  E-4.6(a)-31

Star Gas Partners, L.P.                                  Note Purchase Agreement
Petro Holdings, Inc.
Petroleum Heat and Power Co., Inc.


    Less: Bank acquisition facility repaid with proceeds
of debt offering                                                  (32,000)
                                                                 --------

                Total                                            $299,305
                                                                 ========

                Ratio                                                3.47x
                                                                 ========

                Requirement                                          4.00x
                                                                 ========


           Ratio of Consolidated Cash Flow to Interest Expense
           ---------------------------------------------------

     Consolidated Cash Flow from above:                           $86,150
     ---------------------------------                           --------

          LTM 6/30/01                                             $20,509
          Armstrong acquisition                                       160
          Senior note issuance                                      8,496
          Meenan working capital interest                           1,300
                                                                 --------
              Subtotal                                             30,465

     Less:    Interest on bank acquisition facility
repaid with proceeds                                               (2,560)
              Interest income at 5% on 411 million of
unapplied borrowings                                                 (550)
                                                                 --------

              Total                                               $27,355
                                                                 ========

              Ratio                                                  3.15x
                                                                 ========

              Requirement                                            2.50x
                                                                 ========

                                  E-4.6(a)-32

                       Form of Opinion of Special Counsel
                                to the Purchasers

         The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by Section 4.6 of the Note Agreements on the Closing Date, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall cover the matters referred to in paragraphs 1, 2, 3, 5, 6 and 8 of Exhibit 4.6(a).

         The opinion of Chapman and Cutler shall also state that the opinion of Phillips Nizer Benjamin Krim & Ballon LLP is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company.


                                 Exhibit 4.6(b)
                          (to Note Purchase Agreement)

                         Intercreditor Agreement Joinder

                                                        Dated:  August ___, 2001

To:      HSBC Bank USA (formerly known as Marine
         Midland Bank), as Trustee

         Whereas, the Intercreditor and Trust Agreement, dated as of March 25, 1999 (as it may be amended, supplemented, restated or otherwise modified from time to time the "Intercreditor Agreement"), was entered into among Star Gas Partners, L.P. ("Star Partners"), a Delaware limited partnership, Petro Holdings, Inc. ("Petro Holdings"), a Minnesota corporation, Petroleum Heat and Power Co., Inc. (the "Company"), a Minnesota corporation, certain Subsidiaries (as such term is defined in the Note Exchange Agreements, the New Note Agreements and the Credit Agreement referred to below) party thereto and such other Subsidiaries as shall become parties thereto from time to time in accordance with Section 22 thereof, the Exchanged Senior Note Purchasers listed on Schedule I attached thereto (the "Exchanged Senior Note Holders"), the New Note Purchasers listed on Schedule II attached thereto (the "New Note Holders"), the Banks listed on Schedule III attached thereto (the "Bank Lenders"), Bank of America National Trust and Savings Association, a national banking association, in its capacity as administrative agent under the Credit Agreement (the "Agent") and as Issuer of certain Letters of Credit, the Chase Manhattan Bank, as issuer of Existing Letters of Credit (in such capacity "Chase") and HSBC Bank Usa (Formerly Known as Marine Midland Bank), a New York banking corporation and trust company, as trustee for the benefit of the Exchanged Senior Note Holders, the New Note Holders, the Bank Lenders, the Agent, the Issuer, Chase and the Parity Lenders (the "Trustee"). Terms used and not otherwise defined herein shall have the respective meanings set forth in the Intercreditor Agreement.

         Whereas, the Intercreditor Agreement was entered into for the purpose of setting forth the duties and powers of the Trustee with respect to the Security referred to in Section 2 thereof and the respective rights of the Secured Parties with respect to such Security, and was made for the benefit of the Secured Parties to secure (i) the payment of the principal of and premium, if any, and interest on the Exchanged Senior Notes, the New Notes, the Credit Agreement Loan Exposure, all amounts drawn under the Letters of Credit and the Parity Debt, (ii) the payment of all other obligations of Star Partners, Petro Holdings, the Company and the Subsidiaries (collectively, the "Obligors") to or for the benefit of the Secured Parties under the Note Exchange Agreements, the New Note Agreements, the Exchanged Senior Notes, the New Notes, the Credit Agreement, the Parity Debt Agreements and the Security Documents, and (iii) the due performance of and compliance with all of the terms of and other obligations to or for the benefit of the Secured Parties under the Note Exchange Agreements, the New Note Agreements, the Notes, the Credit Agreement, the Parity Debt Agreements, the Security Documents and the Intercreditor Agreement (collectively, the "Secured Obligations").


                                  Exhibit 20.1
                          (to Note Purchase Agreement)

         WHEREAS, the Secured Obligations are jointly and severally guaranteed by (i) the Guarantee Agreement dated as of March 25, 1999 from Star Partners and Petro Holdings in favor of the Trustee, and (ii) the Guarantee Agreement dated as of March 25, 1999 from each of the Subsidiaries in favor of the Trustee (collectively the "Guarantee Agreements").

         WHEREAS, the Secured Obligations are secured by (i) the Pledge and Security Agreement dated as of March 25, 1999, among the Company, the Subsidiaries referred to therein and the Trustee, granting in favor of the Trustee a first priority security interest in the personal property described therein, and (ii) the Pledge and Security Agreement dated as of March 25, 1999, between Petro Holdings and the Trustee, granting in favor of the Trustee a first priority security interest in the personal property described therein (collectively the "Security Agreements" and, together with the Guarantee Agreements, the "Security Documents").

         WHEREAS, the Company, Star Partners and Petro Holdings are entering into the separate and several Note Purchase Agreements, each dated as of July 30, 2001, with certain institutional investors named on Schedule A thereto (collectively, the "Purchasers"), pursuant to which Purchasers will purchase the Company's $73,000,000 8.05% Series A Senior Secured Notes due August 1, 2006, and $30,000,000 8.73% Series B Senior Secured Notes due August 1, 2013 (collectively, the "Series 2001 Notes") and the parties are desirous that such Series 2001 Notes qualify as Parity Debt under the Intercreditor Agreement and the Security Documents.

         NOW, THEREFORE, the parties, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

         Each Obligor represents, warrants, agrees and confirms that the Series 2001 Notes shall be considered Parity Debt and that each holder of such Series 2001 Notes shall be entitled to all rights and benefits of a Secured Party under the Intercreditor Agreement and the Security Documents.

         Each Purchaser hereby executes and delivers a counterpart to this Intercreditor Agreement Joinder in accordance with Section 21(a) thereof, and agrees to be bound by the terms and provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement Joinder to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

                             STAR GAS PARTNERS, L.P.

                             By:   Star Gas LLC, its General Partner

                             By

                                   Name:  George Leibowitz
                                   Title:    Chief Financial Officer

                                   PETRO HOLDINGS, INC.
                                   PETROLEUM HEAT AND POWER CO., INC.
                                   PETRO, INC.
                                   ORTEP OF CONNECTICUT, INC.
                                   MAXWHALE CORP.
                                   PETRO/CRYSTAL CORP.
                                   ORTEP OF NEW JERSEY, INC.
                                   ORTEP OF PENNSYLVANIA, INC.
                                   MAREX CORPORATION
                                   A.P. WOODSON COMPANY
                                   STAR GAS CORPORATION
                                   SY LUBA, INC.



                                   By

                                      Name:  George Leibowitz
                                      Title:    Treasurer

Accepted and agreed to as of the first date written above.

              HSBC BANK USA (FORMERLY KNOWN AS MARINE MIDLAND BANK), AS TRUSTEE



                                        By
                                           Name:
                                           Title:



                                        [PURCHASERS]



                                        By
                                           Name:
                                           Title:








--------
1  8.05% in the Series A Notes and 8.73% in the Series B Notes.
2  2006 in the Series A Notes and 2013 in the Series B Notes.
3 716600 L@ 8 in the Series A Notes and 716600 L# 6 in the Series B Notes. 4 10.05% in the Series A Notes and 10.73% in the Series B Notes.
1  Included only in Series of Notes subject to mandatory prepayments.